THE PILLAR FUNDS

                           YOUR INVESTMENT FOUNDATION



                                     ANNUAL

                                     REPORT



                                 TO SHAREHOLDERS

                                DECEMBER 31, 1996

                                TABLE OF CONTENTS

                Letter to Shareholders ...................   1
                Manager's Discussion & Analysis ..........   3
                Statement of NetAssets ...................  12
                Statement of Operations ..................  37
                Statement of Changes in Net Assets .......  40
                Financial Highlights .....................  46
                Notes to Financial Statements ............  50



                       NOT
                       FDIC         MAY LOSE VALUE
                      INSURED      NO BANK GURANTEE

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


LETTER TO SHAREHOLDERS

     Fourth quarter returns for financial market averages were the best of the year. The stock market reached new record levels, up almost 23% for the year in total returns reflecting a more benign outlook for monetary policy and surprisingly good corporate earnings. However, interest centered disproportionately on large capitalization companies, partly because of their greater ability to capitalize on our powerful position in global markets. The bond market also responded to signs of modest economic growth, partially retracing the increase in interest rates from last year end. At this juncture, equity prices contain considerable optimism as valuation levels, by many measures, are at historically high levels. A fallout of this condition is the heightened volatility of both sectors and individual issues as investors react, sometimes irrationally, to changing momentum.

     In early 1997, Summit Bank, the investment advisor for the Pillar Funds, will be converting its personal common funds into their equivalent Pillar Funds. In addition, at the time of conversion, a new fund, the Pillar Growth Fund, will come into being. The Growth Fund will be an equity fund emphasizing companies whose earnings are expected to grow at a greater rate as compared with the general market. You, as a shareholder, will benefit from these changes by a greater choice of funds as well as the efficiencies associated with managing larger pools of assets.

     The path of the economic road ahead seems to change almost weekly depending upon the tenor of the latest data. There may be, in fact, a sound basis for these swings of sentiment as there are both distinctly positive and disquieting elements to the current landscape. The most encouraging evidence for further growth is the present level of job creation and income gains in the United States, further enhanced by the wealth creation of the equity market. The combination is a powerful engine for consumption. However, both demographic trends and consumer debt levels may temper enthusiasm for spending. Additionally, our products and services are highly desired in global markets and very competitive, suggesting that exports will also be a significant contributor to growth. And finally, the current health of corporate profits together with the intense pressure on management to boost productivity seems likely to sustain a high level of demand for capital goods. We believe these trends are powerful enough to generate 2.5% - 3.0% increases in GDP during the coming year.

     With some expections, the outlook for inflation also remains quite positive. Most encouraging, retail competition for the consumer dollar has not slackened. So, despite rather sharp price increases in specific products such as energy, there is no evidence of a broader upswing in inflation, especially since money creation is relatively subdued. The most important trend to follow will be the progress of labor costs. Recently, they have been creeping up. Unless offset by productivity gains, which may be harder to come by with labor resources reasonably fully utilized, acceleration in wages may set the stage for a further step-up in inflation. However, underutilized (Europe) and cheap (Asia) pools of labor will be an important factor in preventing wage demands from getting out of hand.

                                                          (CONTINUED NEXT PAGE)

     Also important will be the competition in the marketplace mentioned earlier. Corporations may find that their ability to pass on increases in the cost of production, whether raw materials or labor, may be severely constrained, setting the stage for a squeeze on profit margins. There is ample anecdotal evidence in industry today to support such a contention. We believe such an outcome is likely if labor costs rise further. It also buttresses our view that interest rates are not likely to exceed 7% by much at the long end of the yield curve during 1997 and are likely to end this year noticeably lower than today. On the other hand, such an outcome has the potential to create a shortfall in profit expectations, undermining one element that supports stock prices.

     While expectations are low for any substantial changes to come from Washington, the revamped Clinton Administration and Congress may be able to agree on some relief for capital gains taxes. Such action would have a very positive impact on the stock market, particularly those industries that rely on their stock price to attract management talent and capital.

     Growth remains a scarce commodity in the balance of the industrialized world. Recently the Japanese stock market has dropped sharply as disappointment grows over the inability of monetary policy to accelerate economic activity. The combination of a rapidly aging population, regulatory rigidities and the lingering hangover from banking excesses of the previous decade are proving to be formidable obstacles to growth. Western Europe also has its problems. An unfavorable social safety net combined with high labor costs has constrained any fiscal or monetary response to low growth and high unemployment. Their contemplated monetary union is only creating additional checks on freedom of action. These trends in the developed world have only served to further increase the attractiveness of our financial assets.

     Our strategic response to these patterns has been and remains to focus on those sectors and companies where unit demand growth is above average and likely to remain so. Over the last five years, many businesses have been able to increase their profits through margin improvement. That string is coming to an end. Only those companies with the means to grow their sales, whether through market share gains or overall market increases, will continue to be able to increase earnings. And growing sales is no mean feat in an economy showing only moderate real growth and little pricing power. We continue to believe that technology is providing great opportunities for both those able to create it as well as those able to take advantage of it. The healthcare sector also faces above average demand for its products and services. Many financial institutions have the right ingredients to meet rapidly changing demands. And those consumer products companies able to target overseas markets will also thrive. These sectors are the basic building blocks of our portfolios and give us optimism that opportunities for reasonable investment returns are still available.

Sincerely,

S/David G. Lee                       S/Hilton M. Jervey, CFA

David G. Lee                         Hilton M. Jervey, CFA
President and CEO                    Senior Vice President
The Pillar Funds                     Chief Investment Officer
                                     Summit Bank

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


MANAGER'S DISCUSSION & ANALYSIS

U.S. TREASURY SECURITIES MONEY MARKET FUND,
PRIME OBLIGATION MONEY MARKET FUND,
U.S. TREASURY SECURITIES PLUS
MONEY MARKET FUND

     After a decrease of 25 basis points in the Federal Funds rate at the January Federal Open Market Committee meeting, the Federal Reserve left short-term rates unchanged at 5.25% for the remainder of 1996.
     The unexpected gain in payrolls reported in February and the corresponding decrease in the unemployment rate halted any expectations of further interest rate cuts. Strong economic data encouraged the market to "price in" a Fed tightening throughout most of 1996. In anticipation of an increase in short-term rates, maturities in all of the Pillar Money Market Funds were maintained at the shorter end of the range.
     As it became clear that the economy could support economic growth and a 23-year low unemployment rate without a corresponding rise in inflation, prospects for an increase in short-term rates were eliminated. As a result, maturities on the Pillar Money Market Funds were extended.
     Going forward, we continue to expect moderate economic growth with low inflation. We do, however, see wage pressures starting to build in the economic data. This may encourage the Fed to increase short-term rates by 25 basis points at the end of the first quarter or early in the second quarter. The Pillar Money Market Funds are positioned to take advantage of this increase.



TAX-EXEMPT MONEY MARKET FUND

     Yields on short-term tax-exempt instruments remained fairly constant throughout 1996. Year end 1995 saw yields at 3.60% versus 3.62% at year end 1996, according to the Bond Buyer One Year Note Index.
     The average maturity of the Tax-Exempt Money Market Fund at year end was 57 days, slightly longer than the national average of 51 days.
     Presently our economic outlook for 1997 calls for modest economic growth and subdued inflationary pressures. If we are correct in our assumptions, short-term tax-exempt yields will remain in a narrow range with little pressure on the upside.

SHORT-TERM INVESTMENT FUND

     Total return for the Pillar Short-Term Investment Fund Class A shares was 4.86% for the year ended December 31, 1996. The Fund is invested approximately 40% in U.S. Treasury and 60% in high grade corporate bonds. While yields on longer-term bonds were above 1995 levels, yields on the short end finished the year below the previous year level. At this time, we expect shorter-term yields to continue to trade in a narrow band.



INITIAL INVESTMENT DATE                       4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Short-Term Investment Fund, Class A    $10,000    $10,250    $10,553    $10,892    $11,566    $12,128
Pillar Short-Term Investment Fund, Class B    $ 9,900    $10,130    $10,425    $10,722    $11,379    $11,879
Salomon 1-Year Treasury Benchmark On-the-Run  $10,000    $10,344    $10,739    $11,022    $11,914    $12,588


                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  4.86%     4.74%     4.16%
---------------------------------------------------------
CLASS B (without load)   4.39%     4.45%     3.93%
---------------------------------------------------------
CLASS B* (with load)     3.36%     4.10%     3.71%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 1.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHORT-TERM INVESTMENT CLASS A
  AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.




FIXED INCOME FUND

     The Pillar Fixed Income Fund Class A shares produced a 2.94% total return for the year ended December 31, 1996. These results reflect a very volatile and difficult U.S. bond market. Although the year started off on a positive note for fixed income investments, the bond market came under intense pressure in February with no relief until late in the third quarter. The dramatic increase in interest rates was fueled by stronger than expected economic growth combined with surging commodity prices. These factors raised fears of higher levels of inflation in the future.
     Throughout this period the Pillar Fixed Income Fund maintained a conservative structure. As of year end, the quality profile was very high with over 75% of the portfolio invested in U.S. Government issues. In addition, the average maturity of the portfolio was approximately 5 years in length.



INITIAL INVESTMENT DATE                         4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Fixed Income Fund, Class A               $10,000    $10,867    $12,069    $11,386    $13,408    $13,802
Pillar Fixed Income Fund, Class B               $ 9,600    $10,417    $11,539    $10,858    $12,743    $13,084
Lehman Intermediate Government/Corporate Index  $10,000    $10,721    $11,663    $11,438    $13,189    $13,724


                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  2.94%     4.58%     7.02%
---------------------------------------------------------
CLASS B (without load)   2.68%     4.28%     6.74%
---------------------------------------------------------
CLASS B* (with load)    -1.45%     2.86%     5.82%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FIXED INCOME FUND CLASS A
  AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


NEW JERSEY MUNICIPAL SECURITIES FUND

     Municipal issues outperformed their taxable counterparts throughout 1996 as fears of tax reform abated and economic conditions provided a favorable environment for interest rates. Declining new issuance lent further support to bond prices as demand exceeded supply in many maturities and sectors. This in turn led to rich prices which made tax-exempt issues less attractive to all but those investors in the highest tax brackets.
     The Pillar New Jersey Municipal Securities Fund Class A shares posted a total return of 3.42% for the year ending December 31, 1996 while the Lehman 7-Year Municipal Bond Index rose 4.4%. The difference in return lies in the Fund's single state status coupled with an average weighted maturity of 6.5 years, slightly less than the index.

     How much new debt the state and local governments sell going forward will depend upon maintenance of fiscal restraint. This will prove challenging in light of the federal government's intent to further reduce financial support. Ten-year municipals yielded approximately 74% of taxable treasuries as of year end and we do not expect the ratios to change much during 1997 barring enactment of significant tax reform.



INITIAL INVESTMENT DATE                      5/31/92     12/92      12/93      12/94      12/95      12/96

Pillar NJ Municipal Fund, Class A             $10,000    $10,505    $11,605    $11,127    $12,637    $13,069
Pillar NJ Municipal Fund, Class B             $ 9,900    $10,386    $11,434    $10,937    $12,391    $12,773
Lehman 7-Year Municipal Bond Index            $10,000    $10,610    $11,716    $11,392    $13,006    $13,576



                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  3.42%     4.04%     6.10%
---------------------------------------------------------
CLASS B (without load)   3.08%     3.76%     5.73%
---------------------------------------------------------
CLASS B* (with load)     2.04%     3.41%     5.50%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 1.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. NEW JERSEY MUNICIPAL SECURITIES FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 4, 1992.

INTERMEDIATE-TERM GOVERNMENT
SECURITIES FUND

     The Pillar Intermediate-Term Government Fund Class A shares total return for the year ending December 31, 1996 was 3.26%. Interest rates started last year lower than they are today but rose during the year before starting to decline again in August. The yield curve has flattened and we expect interest rates to trade in a narrow band for awhile. As of the end of the year, the Fund had an average weighted maturity of 3.6 years with a duration of 3.14 years. The Fund is invested with 44% of its assets in U.S. Treasury Notes and 54% in U.S. Government Agency securities.



INITIAL INVESTMENT DATE                               4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Intermediate-Term Government Fund, Class A     $10,000    $10,540    $11,417    $10,863    $12,493    $12,900
Pillar Intermediate-Term Government Fund, Class B     $ 9,600    $10,112    $10,915    $10,360    $11,884    $12,241
Lehman Intermediate Government/Corporate Index        $10,000    $10,721    $11,663    $11,438    $13,189    $13,724



                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  3.26%     4.15%     5.62%
---------------------------------------------------------
CLASS B (without load)   3.01%     3.89%     5.36%
---------------------------------------------------------
CLASS B* (with load)    -1.10%     2.49%     4.45%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERMEDIATE-TERM GOVERNMENT SECURITIES CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.


PENNSYLVANIA MUNICIPAL SECURITIES FUND

     Market yields rose substantially during the first third of 1996. We had a summer rally lasting until after the election with a sell off in December. Inflation remained subdued through the year although some storm clouds were appearing on the horizon in the fourth quarter. The economy gained strength during the second half of the year and we may see some pressure on rates in the early part of 1997. We made some adjustments to the Fund by raising the average coupon yield and finished the year with a strong fourth quarter. If rates rise in 1997 we will view this as an opportunity to capture higher returns.



INITIAL INVESTMENT DATE                               5/31/93     12/93      12/94      12/95      12/96

Pillar PA Municipal Securities Fund, Class A          $10,000    $10,417    $10,149    $11,319    $11,759
Pillar PA Municipal Securities Fund, Class B          $ 9,900    $10,309    $10,018    $11,135    $11,551
Lehman 5-Year Municipal Bond Index                    $10,000    $10,501    $10,338    $11,541    $12,030



                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  3.89%     4.12%     4.46%
---------------------------------------------------------
CLASS B (without load)   3.74%     3.86%     4.28%
---------------------------------------------------------
CLASS B* (with load)     2.73%     3.52%     4.00%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 1.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PENNSYLVANIA MUNICIPAL SECURITIES FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 3, 1993 AND
  MAY 13, 1993, RESPECTIVELY.

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


GNMA FUND

     The Pillar GNMA Fund Class A shares had a total return of 3.09% for the year ending December 31, 1996. Mortgage prepayments for the year were at a minimum. There was little refinancing as a result of the rise in interest rates. As of the end of the year, the Fund was invested exclusively in GNMA pooled bonds. Most of the bonds were purchased at a discount so any prospective refinancing would only enhance returns from the Fund.



INITIAL INVESTMENT DATE           5/31/93     12/93      12/94      12/95      12/96

Pillar GNMA Fund, Class A         $10,000    $10,162    $ 9,684    $11,574    $11,931
Pillar GNMA Fund, Class B         $ 9,700    $ 9,850    $ 9,353    $11,152    $11,457
Salomon Mortgage Bond Index       $10,000    $10,281    $10,135    $11,835    $12,470




                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  3.09%     5.50%     5.00%
---------------------------------------------------------
CLASS B (without load)   2.73%     5.16%     4.64%
---------------------------------------------------------
CLASS B* (with load)    -0.38%     4.12%     3.77%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 3.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GNMA FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 3, 1993 AND MAY 5, 1993, RESPECTIVELY.


EQUITY VALUE FUND

     The Pillar Equity Value Fund posted good performance for the year ending December 31, 1996 with the Class A shares rising a total of 21.69% vs. the S&P 500 Composite Index return of 22.9%. Shareholders benefited from good stock selection in contrast to 1995 when overweightings in the financial, healthcare, and technology sectors provided most of the positive influence. While those sectors continued to perform well, good returns in 1996 were more the result of an eclectic mix of larger capitalization names ranging from natural resource companies to bank holding concerns. Generally, the stock market reached new record levels, reflecting a more benign outlook for monetary policy and surprisingly good corporate earnings.



INITIAL INVESTMENT DATE               4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Equity Value Fund, Class A     $10,000    $10,668    $11,321    $10,686    $14,608    $17,777
Pillar Equity Value Fund, Class B     $ 9,600    $10,231    $10,829    $10,199    $13,906    $16,847
S&P 500 Composite Index               $10,000    $10,726    $11,802    $11,957    $16,446    $20,218


                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  21.69%    16.23%    13.14%
---------------------------------------------------------
CLASS B (without load)   21.15%    15.87%    12.82%
---------------------------------------------------------
CLASS B* (with load)     16.34%    14.31%    11.85%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. EQUITY VALUE FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

     The economy, at this juncture, appears to be showing signs of strength as non-farm payroll employment, industrial production, and consumer spending all point to a modest increase in GDP. Current estimates for the 4th quarter of 1996 seem to suggest a growth rate somewhat higher than 3%. Corporate profits have met or exceeded analysts expectations for 1996 and, should faster overall economic growth come to fruition, the same could very well be the case for 1997. The greatest risk to the market given this scenario would be a rise in either short or long-term interest rates resulting in contracting P/E multiples and/or slower overall growth. The Pillar Equity Value Fund will most likely maintain a neutral sector allocation vs. the S&P 500 Composite Index as sector rotation continues to be sharp and frequent. Additionally, companies from a broad range of industries, i.e., banking, insurance, technology, pharmaceutical, and consumer products, all have good potential for positive "top line" growth, particularly as compared with the average company in a continued modest economic expansion.



EQUITY INCOME FUND

     Stocks recorded another stellar performance in 1996 with the S&P 500 Composite Index rising 22.9%. The two year increase of more than 60% was the best within recent memory. Corporate profits continued to exceed all but the most bullish expectations. Inflation remained under control and interest rates were not a hindrance. The Fund's Class A shares advanced by 21.01% for the year ending December 31, 1996 led by gains in financials and energy where the Fund was well represented.
     As 1997 commences, the outlook for continued profit expansion looks favorable and estimates are rising. Cash flows for major U.S. companies remain strong, and companies are increasing their dividends at a faster rate than in the last several years. This should provide a good environment for the Fund whose objective is growth of capital consistent with an emphasis on current income.


INITIAL INVESTMENT DATE               4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Equity Income Fund, Class A    $10,000    $10,662    $11,757    $11,238    $15,233    $18,434
Pillar Equity Income Fund, Class B    $ 9,600    $10,215    $11,231    $10,719    $14,493    $17,492
S&P 500 Composite Index               $10,000    $10,726    $11,802    $11,957    $16,446    $20,218

                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  21.01%    16.18%    14.38%
---------------------------------------------------------
CLASS B (without load)   20.70%    15.92%    14.10%
---------------------------------------------------------
CLASS B* (with load)     15.83%    14.34%    13.12%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. EQUITY INCOME FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


MID CAP VALUE FUND

     Although the Fund had a positive year we underperformed the more popular higher capitalization indices. The market, due to the high flows into mutual funds, rewarded the larger capitalized stocks with greater liquidity. The Fund's return was hampered by an overweighting in economically sensitive companies although the weighting was reduced by 35% during the year. We also suffered from the impact of having several very illiquid securities. Our return of 13.56% for the year ending December 31, 1996 was below the S&P 400 Mid-Cap Index of 19.2%, but was comparable to the Russell 2000 of 14.4%. We are continuing to structure the portfolio to more closely represent the securities found in the S&P 400 Mid-Cap Index as we move into 1997.


INITIAL INVESTMENT DATE                4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Mid-Cap Value Fund, Class A     $10,000    $11,037    $12,496    $11,329    $13,537    $15,372
Pillar Mid-Cap Value Fund, Class B     $ 9,600    $10,589    $11,953    $10,813    $12,881    $14,597
S&P 400 Mid-Cap Index                  $10,000    $11,385    $12,972    $12,506    $16,258    $19,387

                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  13.56%    7.15%     9.54%
---------------------------------------------------------
CLASS B (without load)   13.32%    6.89%     9.27%
---------------------------------------------------------
CLASS B* (with load)      8.80%    5.45%     8.33%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MID CAP VALUE FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.


BALANCED GROWTH FUND

     The U.S. equity markets outperformed the fixed income markets by a wide margin in 1996. The S&P 500 Composite Index rose 22.9% while the Lehman Government/Corporate Index rose just 4%. The Pillar Balanced Growth Fund returned 13.77% for the year ending December 31, 1996 which was slightly better than the balanced index return of 13.4%.
     The asset allocation of the Fund throughout most of the year was 50% equity and 50% fixed income. While this position was less aggressive than many balanced funds, it is consistent with our conservative approach.
     Regarding the equity portion, substantial emphasis was placed on the financial, health care, and



INITIAL INVESTMENT DATE                  4/30/92     12/92      12/93      12/94      12/95      12/96

Pillar Balanced Growth Fund, Class A     $10,000    $10,533    $11,364    $10,840    $13,849    $15,756
Pillar Balanced Growth Fund, Class B     $ 9,600    $10,093    $10,862    $10,333    $13,177    $14,942
S&P 500 Composite Index                  $10,000    $10,726    $11,802    $11,957    $16,446    $20,218
Lehman Intmdt. Gov't/Corp. Index         $10,000    $10,721    $11,663    $11,438    $13,189    $13,724


                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year    3 Year  Since Inception
---------------------------------------------------------
CLASS A                  13.77%    11.51%    10.27%
---------------------------------------------------------
CLASS B (without load)   13.39%    11.22%     9.97%
---------------------------------------------------------
CLASS B* (with load)      8.88%     9.71%     9.02%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. BALANCED GROWTH FUND CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

technology sectors where overall returns were highest. The vast majority of issues in this segment were large capitalization stocks that are leaders in their particular field.
     The fixed income segment, as in past years, continued to emphasize very high quality and a maturity pattern similar to that of the Lehman Intermediate Government/Corporate Index which has an average life of 4.5 years. This position was basically neutral to the portfolio's fixed income performance.



INTERNATIONAL GROWTH FUND

     For the year ended December 31, 1996, the Pillar International Growth Fund Class A provided a net return to shareholders of 11.17%. The Fund outperformed its benchmark, the Morgan Stanley Capital International-Europe, Australia, Far East Index (MSCI EAFE), which returned 6.06% during the year.
     As in 1995, markets throughout the world were generally up during 1996, and in many cases to a significant degree. One notable exception was the Japanese market where the Nikkei Index fell 15.4% for the year in U.S. dollar terms (4.8% in local currency terms). The fall in the Japanese stock market came in the face of relatively positive economic news. The Japanese economy grew by approximately 3%.



INITIAL INVESTMENT DATE                       5/31/95     12/95      12/96

Pillar International Growth Fund, Class A     $10,000    $10,747    $11,948
Pillar International Growth Fund, Class B     $ 9,600    $10,302    $11,423
Morgan Stanley MSCI EAFE Index                $10,000    $10,649    $11,295


                 INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------
                Average Annual Total Return 1
---------------------------------------------------------
                        1 Year   Since Inception
---------------------------------------------------------
CLASS A                  11.17%    11.46%
---------------------------------------------------------
CLASS B (without load)   10.88%    11.18%
---------------------------------------------------------
CLASS B* (with load)      6.42%     8.48%
---------------------------------------------------------
*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1 FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERNATIONAL GROWTH FUND
  CLASS A AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 1, 1995 AND MAY 4, 1995, RESPECTIVELY.

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


during the year while inflation remained under control and the Yen depreciated to a range that should allow Japanese exporters to become competitive again and increase market share. Slowing declines in land and condominium prices suggest that the financial crisis is past the worst period, and private sector machinery orders have risen sharply. On the negative side, the shares of Japanese bank stocks have been hurt badly as these banks face the prospect of global competition after many years of government protection and regulation.
     The European markets, contrary to Japan, posted strong returns driven by falling interest rates and expected economic and corporate earnings acceleration in 1997. Indeed, continental Europe is gradually picking up steam due to the effects of stimulative monetary policies and more competitive currency levels. Inflation should remain low due to keen competition and an excess supply of labor. The fiscal austerity programs necessary to bring nations into compliance with EMU restrictions have been largely offset by the accommodative monetary stance. Spain was the top performing market as it benefited from the interest rate sensitivity of the banks and utilities which dominate its market. German stocks posted strong gains during the year driven by the expected benefits from corporate restructurings. U.K. stocks were also up sharply as the U.K. economy showed strong growth despite early moves by the Bank of England toward tighter monetary policy. The U.K. economy is further along in the cycle than the other European markets, and the Fund's positioning in defensive stocks there proved to be beneficial. For the year, U.K. equities rose 27.4% in U.S. dollar terms.
     On balance, our positive fundamental outlook for the Asian economies and the long term prospects of the Asian stock market remain intact. The winning formula has been and remains: high savings and investment, an educated and disciplined workforce, low taxes, and limited spending on social welfare programs and defense. Despite the recent slowdown, Asian economies (excluding Japan) continue to grow at twice the rate of the developed countries and well in excess of most of the world's emerging markets in other geographical regions. Many of these markets tend to be highly correlated with the U.S. equity market. As an example, Hong Kong followed Wall Street to a record high, up 33.1% in U.S. dollar terms for the year.
     Recoveries in the big Latin American economies--Argentina, Brazil and Mexico--are gathering steam. We expect strong GDP growth in these nations to continue through 1997 and to help bolster equity returns during the period. In 1996, Brazil, Argentina and Mexico all registered strong double digit market returns in U.S. dollars.

STATEMENT OF NET ASSETS

U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--96.9%
   U.S. Treasury Bills (A)
     4.670%,  01/02/97               $  45,000       $  44,994
     4.690%,  01/09/97                  65,000          64,932
     4.980%,  01/16/97                  60,000          59,876
     4.960%,  01/23/97                  10,000           9,970
     4.770%,  02/06/97                  80,000          79,599
     4.970%,  02/13/97                  40,000          39,762
     4.840%,  02/27/97                  40,000          39,693
     4.870%,  03/06/97                 110,000         109,048
     4.970%,  03/13/97                  35,000          34,657
   U.S. Treasury Note
     6.625%,  03/31/97                  10,000          10,035
                                                      --------
Total U.S. Treasury Obligations
   (Cost $492,566)                                     492,566
                                                      --------

CASH EQUIVALENT--3.5%
   SEI Liquid Asset Trust --
     Treasury Portfolio                 17,643          17,643
                                                      --------
Total Cash Equivalent
   (Cost $17,643)                                       17,643
                                                      --------
Total Investments--100.4%
   (Cost $510,209)                                     510,209
                                                      --------
OTHER ASSETS AND LIABILITIES--(0.4%)
   Other Assets and Liabilities, Net                    (1,977)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 504,555,616 outstanding shares of
   beneficial interest                                 504,556
   Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 3,503,782 outstanding shares of
   beneficial interest                                   3,504
   Undistributed net investment
     income                                                131
   Accumulated net realized gain
     on investments                                         41
                                                      --------
Total Net Assets--100.0%                              $508,232
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                            $ 1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class B                            $ 1.00
                                                      ========
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.

PRIME OBLIGATION MONEY MARKET FUND

--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--52.1%
   Federal Farm Credit Bank
     5.230%,  01/06/97                $  5,000        $  4,996
     5.320%,  02/03/97                   5,000           5,000
     5.320%,  03/03/97                   5,000           5,000
   Federal Home Loan Bank
     5.525%,  01/03/97                   5,000           5,000
     5.230%,  01/09/97                  20,000          19,977
     5.440%,  01/10/97                   5,000           5,000
     5.210%,  01/16/97                  15,000          14,967
     5.300%,  01/16/97                   5,000           5,000
     5.220%,  01/23/97                   5,000           4,984
     5.255%,  01/29/97                   5,000           5,000
     5.245%,  02/06/97                   5,000           5,000
     5.250%,  02/07/97                   5,000           5,000
     5.050%,  02/21/97                   5,000           5,000
     5.265%,  03/13/97                   5,000           5,000
     5.500%,  03/25/97                   5,000           4,999
     5.200%,  03/26/97                   5,000           4,939
     5.590%,  04/01/97                   5,000           5,000
     5.670%,  04/24/97                   5,000           5,000
     5.705%,  05/01/97                   5,000           5,000
     5.965%,  10/09/97                   5,000           5,000
     5.905%,  10/15/97                   5,000           5,000
     5.800%,  11/04/97                   5,000           5,000
Federal National Mortgage Association
     5.220%,  01/16/97                   5,000           4,989
     5.220%,  01/17/97                  10,000           9,977
     5.220%,  01/22/97                  10,000           9,970
     5.230%,  01/31/97                   5,000           4,978
     5.260%,  02/06/97                   5,000           4,974
     5.240%,  02/10/97                   5,000           4,971
     5.450%,  02/13/97                   5,000           5,000
     5.250%,  02/14/97                   5,000           4,968
     5.210%,  03/14/97                   5,000           4,948
     5.340%,  03/18/97                   5,900           5,835
     5.340%,  03/24/97                  10,000           9,878
     5.230%,  03/31/97                  10,000           9,871
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $215,221)                                     215,221
                                                      --------

COMMERCIAL PAPER--33.9%
   Abbey National Bank
     5.290%,  03/03/97                   5,000           4,955
     5.320%,  03/11/97                   5,000           4,949
     6.000%,  10/30/97                   5,000           5,009
   American Express Credit
     5.280%,  02/18/97                   5,000           4,965
     5.300%,  03/11/97                   5,000           4,949
   American General Finance
     5.310%,  01/13/97                   5,000           4,991
     5.300%,  01/21/97                   5,000           4,985

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------

                                        FACE
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Centric Funding
     5.330%,  01/10/97                $  5,000      $    4,993
     5.340%,  01/28/97                   5,000           4,980
   Dean Witter
     5.300%,  02/28/97                   5,000           4,957
   Ford Motor Credit
     5.580%,  01/03/97                   5,000           4,999
     5.310%,  01/13/97                   5,000           4,991
   General Electric Capital
     5.390%,  01/09/97                   5,000           4,994
     5.330%,  02/24/97                   5,000           4,960
     5.290%,  03/04/97                   5,000           4,955
   Georgia Power
     5.570%,  02/03/97                   5,000           4,975
   GTE Northwest
     5.650%,  01/17/97                   5,000           4,987
   Merrill Lynch
     5.330%,  01/17/97                   5,000           4,988
     5.330%,  01/21/97                   5,000           4,985
     5.450%,  01/23/97                   5,000           4,983
   Norwest Financial
     5.320%,  01/21/97                  10,000           9,970
   PHH
     5.350%,  01/24/97                   5,000           4,983
   Republic of New York
     5.300%,  01/27/97                  10,000           9,962
   Safeco Credit
     5.290%,  01/06/97                   5,500           5,496
     5.290%,  03/12/97                   2,000           1,979
     5.320%,  03/13/97                   5,000           4,948
   Southern California Edison
     5.300%,  01/10/97                   3,000           2,996
                                                      --------
Total Commercial Paper
   (Cost $139,884)                                     139,884
                                                      --------

CERTIFICATE OF DEPOSIT--2.4%
   Societe General
     5.400%,  01/06/97                  10,000          10,000
                                                      --------
Total Certificate of Deposit
   (Cost $10,000)                                       10,000
                                                      --------

TIME DEPOSIT--2.4%
   Deutsche Bank
     5.380%,  01/15/97                  10,000          10,000
                                                      --------
Total Time Deposit
   (Cost $10,000)                                       10,000
                                                      --------

--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--8.9%
   J.P. Morgan Securities
     6.60%, dated 12/31/96, matures
     01/02/97, repurchase price
     $27,558,957 (collateralized by
     U.S. Treasury Bonds, par
     value $27,435,000, maturity
     dates ranging from 11/15/16 to
     08/15/23, market value
     $28,104,850) (A)                  $27,549       $  27,549
   Nomura Securities
     6.60%, dated 12/31/96, matures
     01/02/97, repurchase price
     $8,988,793 (collateralized by
     U.S. Treasury STRIPS, par value
     $39,895,000, matures 11/15/18,
     market value $9,165,318) (A)        8,986           8,986
                                                      --------
Total Repurchase Agreements
   (Cost $36,535)                                       36,535
                                                      --------
Total Investments--99.7%
   (Cost $411,640)                                     411,640
                                                      --------
OTHER ASSETS AND LIABILITIES--0.3%
   Other Assets and Liabilities, Net                     1,130
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 401,442,019
     outstanding shares of
     beneficial interest                               401,442
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 11,346,795
     outstanding shares of
     beneficial interest                                11,347
   Undistributed net investment income                      13
   Accumulated net realized loss on investments            (32)
                                                      --------
Total Net Assets--100.0%                              $412,770
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                          $   1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class B                          $   1.00
                                                      ========
(A) TRI PARTY REPURCHASE AGREEMENT.
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

STATEMENT OF NET ASSETS

TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS--93.7%
ALASKA--0.6%
   Ancorage, Series A (GO)
     (AMBAC) (C)
     3.800%,  08/01/97                 $   390        $    390
                                                      --------
DELAWARE--0.7%
   State, Economic Development
     Authority (A) (B) (C)
     4.150%,  01/01/97                     500             500
                                                      --------
FLORIDA--4.5%
   Alachua County, Refunding
     Bonds (A) (B) (C)
     3.450%,  01/01/97                     700             700
   Orange County, Housing Finance
     Authority, Windscape
     Project (A) (B) (C)
     4.500%,  01/01/97                     400             400
   State, Housing Finance
     Authority (A) (B) (C)
     4.150%,  01/01/97                   1,900           1,900
   Volusia County, Health Facility
     Authority, Aces Pooled Hospital
     Program (RB) (FGIC) (A)
     4.200%,  01/01/97                     200             200
                                                      --------
                                                         3,200
                                                      --------
GEORGIA--2.8%
   Marietta, Housing Authority,
     Bells Ferry (B) (C)
     3.550%,  01/15/97                   2,000           2,000
                                                      --------
ILLINOIS--4.8%
   State, Development Finance
     Authority, Illinois Power
     Project, Series B (A) (B) (C)
     4.150%,  01/01/97                   2,000           2,000
   State, Health Facilities Authority,
     Sisters Hospital Service,
     Series E (MBIA) (A) (B) (C)
     4.150%,  01/01/97                   1,400           1,400
                                                      --------
                                                         3,400
                                                      --------
IOWA--0.6%
   Polk County, Hospital Equipment
     Improvement Authority
     (MBIA) (A) (B)
     4.100%,  01/01/97                     400             400
                                                      --------
LOUISIANA--9.6%
   New Orleans, Aviation Board,
     Series A (MBIA) (A) (B) (C)
     4.100%,  01/01/97                   2,900           2,900
--------------------------------------------------------------------------------

                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   New Orleans, Aviation Board,
     Series B (MBIA) (A) (B) (C)
     4.100%,  01/01/97                 $   900      $      900
   State, Public Facilities Authority,
     Hospital Revenue (AMBAC)
     (A) (B) (C)
     4.200%,  01/01/97                   1,000           1,000
   State, Public Facilities Authority,
     Willis-Knighton Medical Center
     (AMBAC) (A) (B)
     4.200%,  01/01/97                   2,000           2,000
                                                      --------
                                                         6,800
                                                      --------
MARYLAND--8.7%
   Baltimore County
     3.650%,  01/09/97                   1,000           1,000
   Baltimore County, Pollution Control,
     Baltimore Gas & Electric
     3.400%,  04/02/97                   1,000           1,000
   Howard County, Multi-Family
     Housing Authority, Sherwood
     Crossing Project (B) (C)
     3.750%,  06/02/97                   1,690           1,690
   Montgomery County
     3.600%,  02/05/97                   1,500           1,500
   Montgomery County, Draper
     Lane Apartments (RB) (FGIC) (A)
     4.200%,  01/01/97                   1,000           1,000
                                                      --------
                                                         6,190
                                                      --------
MICHIGAN--2.5%
   State, Hospital Financing
     Authority (A) (B) (C)
     4.150%,  01/01/97                   1,800           1,800
                                                      --------
MINNESOTA--2.0%
   New Brighton, Industrial
     Development Authority,
     Unicare Nursing Homes
     Project (A) (B) (C)
     4.450%,  01/01/97                   1,400           1,400
                                                      --------
MISSOURI--3.6%
   Osage Beach, Industrial
     Development Authority
     (A) (B) (C)
     3.550%,  01/01/97                     275             275
   Saint Charles County, Industrial
     Development Authority, Cedar
     Ridge Apartments (A) (B) (C)
     4.200%,  01/01/97                     675             675

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996



--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Saint Louis County, Industrial
     Development Authority,
     Riverport Associates (A) (B) (C)
     4.350%,  01/01/97                 $   400      $      400
   Springfield, Industrial Development
     Authority,  Pebblecreek Apartments
     (A) (B) (C)
     4.150%,  01/01/97                   1,200           1,200
                                                      --------
                                                         2,550
                                                      --------
NEW HAMPSHIRE--1.4%
   New Hampshire Health Facilities
     Authority Revenue (RB)
     4.000%,  06/01/97                   1,000           1,001
                                                      --------
NEW JERSEY--14.7%
   Bayonne (GO)
     4.250%,  07/10/97                   1,500           1,502
   Middlesex County (GO)
     3.900%,  07/15/97                     500             501
   Morris County (GO)
     3.970%,  08/07/97                     500             501
   New Brunswick, Anticipation Note
     4.000%,  12/09/97                   1,000           1,003
   New Jersey (TRAN)
     3.500%,  01/13/97                   1,000           1,000
   New Jersey Revenue (TAN)
     3.600%,  01/13/97                   1,000           1,000
   New Jersey Tax & Revenue
     3.350%,  03/07/97                   1,000           1,000
   New Providence,  Anticipation Note
     4.500%,  09/19/97                     600             603
   Princeton, Anticipation Note
     3.850%,  12/12/97                     300             301
   Rocky Hill,  Anticipation Note
     4.700%,  02/21/97                     500             500
   Rutgers State University, Series A,
     Prerefunded @ 102 (B) (C) (D)
     8.100%,  05/01/97                   1,000           1,034
   State, Economic Development
     Authority, Peddie School
     Project (A) (B) (C)
     3.900%,  01/02/97                   1,350           1,350
   Summit, Anticipation Note
     3.820%,  12/05/97                     150             150
                                                      --------
                                                        10,445
                                                      --------
NEW YORK--2.3%
   Garden City, Anticipation Note
     3.750%,  04/03/97                     650             650
--------------------------------------------------------------------------------

                                        FACE
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   New York City Municipal
     Water Finance Authority
     3.600%,  04/07/97                  $1,000        $  1,000
                                                      --------
                                                         1,650
                                                      --------
NORTH CAROLINA--2.1%
   Wake County, Carolina Power &
     Light Company (A) (B) (C)
     4.150%,  01/01/97                   1,100           1,100
   Winston Salem, Risk Acceptance
     Management Corporation
     (A) (B) (C)
     4.150%,  01/01/97                     365             365
                                                      --------
                                                         1,465
                                                      --------
OHIO--2.1%
   Cleveland, Waterworks Revenue
     Series F-92 A (AMBAC)
     5.200%,  01/01/97                   1,000           1,000
   Ohio State, Series N (GO)
     5.000%,  05/15/97                     500             502
                                                      --------
                                                         1,502
                                                      --------
TENNESSEE--5.8%
   Morristown, Industrial Development
     Board, Williamhouse Regency
     Project (A) (B) (C)
     4.350%,  01/01/97                   2,100           2,100
   Nashville & Davidson Counties,
     Old Hickory Towers, Series A
     (A) (B) (C)
     4.350%,  01/01/97                   2,000           2,000
                                                      --------
                                                         4,100
                                                      --------
TEXAS--15.1%
   Harris County, Housing Finance
     Authority, Idlewood Park Project,
     Series A (A) (B) (C)
     4.200%,  01/01/97                   1,400           1,400
   Harris County, Toll Road Multimode
     Series Lien-A, Prerefunded @ 103
     (RB) (D)
     7.400%,  02/15/97                   1,000           1,034
   Hunt County, Industrial
     Development Authority, Trico
     Industries (A) (B) (C)
     3.000%,  01/07/97                   2,700           2,700
   Texas State (TAN)
     4.750%,  08/29/97                   5,150           5,190

STATEMENT OF NET ASSETS


TAX-EXEMPT MONEY MARKET FUND (CONTINUED)

--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Travis County, Housing Finance
     Authority, Channings Mark
     Apartments Project (A) (B) (C)
     4.250%,  01/01/97                  $  400        $    400
                                                      --------
                                                        10,724
                                                      --------
VIRGINIA--4.1%
   Harrisonburg, Redevelopment and
     Housing Authority, Rolling Brook
     Village Apartments (B) (C)
     3.500%,  02/01/98                   1,935           1,935
   Richmond, Capital Region Authority,
     International Airport, Series B
     (AMBAC) (A) (B) (C)
     4.100%,  01/01/97                   1,000           1,000
                                                      --------
                                                         2,935
                                                      --------
WASHINGTON--2.9%
   Snohomish, Public Utility, Electric
     Revenue, Prerefunded @ 102
     (RB) (B) (C) (D)
     8.000%,  01/01/97                   2,000           2,040
                                                      --------
WISCONSIN--2.8%
   Milwaukee, Revenue Anticipation
     Note, Series A
     3.500%,  02/27/97                   2,000           1,999
                                                      --------
Total Municipal Bonds
   (Cost $66,491)                                       66,491
                                                      --------

CASH EQUIVALENTS--5.9%
   SEI Institutional Tax-Free Portfolio  2,575           2,575
   Goldman Sachs Tax-Free
     Money Market                        1,605           1,605
                                                      --------
Total Cash Equivalents
   (Cost $4,180)                                         4,180
                                                      --------
Total Investments--99.6%
   (Cost $70,671)                                       70,671
                                                      --------
OTHER ASSETS AND LIABILITIES--0.4%
   Other Assets and Liabilities, Net                       263
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 67,087,948
     outstanding shares of
     beneficial interest                               67,088
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 3,852,752
     outstanding shares of
     beneficial interest                                3,853
--------------------------------------------------------------------------------

                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   Accumulated net realized loss
     on investments                                    $     (7)
                                                       --------
Total Net Assets--100.0%                               $ 70,934
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                             $ 1.00
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class B                             $ 1.00
                                                       ========

(A) FLOATING RATE INSTRUMENT WITH DEMAND FEATURES. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE NEXT
    DEMAND DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
(D) PREREFUNDED SECURITY--THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
TAN -- TAX ANTICIPATION NOTE
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

U.S. TREASURY SECURITIES PLUS MONEY
MARKET FUND
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--59.4%
   U.S. Treasury Bills (A)
     4.990%,  01/09/97                 $ 6,000           5,993
     4.970%,  01/16/97                   6,000           5,988
     4.990%,  01/23/97                   6,000           5,982
     5.030%,  02/06/97                   6,000           5,970
     5.080%,  02/13/97                   6,000           5,964
     5.040%,  04/03/97                   3,000           2,961
     4.970%,  05/29/97                   6,000           5,877
                                                      --------
Total U.S. Treasury Obligations
   (Cost $38,735)                                       38,735
                                                      --------
REPURCHASE AGREEMENTS--40.7%
   J.P. Morgan Securities
     6.61%, dated 12/31/96, matures
     01/02/97, repurchase price
     $13,194,141 (collateralized
     by U.S. Treasury STRIPS, par
     value $34,119,375, maturity
     dates ranging from 02/15/98
     to 02/15/12, market value
     $13,454,846) (B)                   13,189          13,189

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Nomura Securities
     6.61%, dated 12/31/96, matures
     01/02/97, repurchase price
     $13,300,910 (collateralized by
     U.S. Treasury STRIPS, par value
     $59,034,000, matures 11/15/18,
     market value $13,562,235) (B)     $13,296       $  13,296
                                                      --------
Total Repurchase Agreements
   (Cost $26,485)                                       26,485
                                                      --------
Total Investments--100.1%
   (Cost $65,220)                                       65,220
                                                      --------
OTHER ASSETS AND LIABILITIES--(0.1)%
   Other Assets and Liabilities, Net                       (47)
                                                      --------
NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 65,192,853
     outstanding shares of beneficial interest          65,193
   Accumulated net realized loss
     on investments                                        (20)
                                                      --------
Total Net Assets--100.0%                              $ 65,173
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                          $   1.00
                                                      ========

(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
(B) TRI PARTY REPURCHASE AGREEMENT
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

CORPORATE BONDS--58.5%
   American General Finance
     6.625%,  06/01/97                     235             236
   American General Finance (MTN)
     6.730%,  06/02/97                     500             502
   American Home Products
     6.875%,  04/15/97                   1,612           1,617
   Associates North America
     8.625%,  06/15/97                   1,000           1,013
   AT&T Capital (MTN)
     7.590%,  01/31/97                     600             601
     4.790%,  02/03/97                   1,000             999
   Central Illinois Light
     5.500%,  03/01/97                     100             100
   Chrysler Financial (MTN)
     7.280%,  03/18/97                   1,000           1,003
   Conrail
     5.570%,  04/01/97                     499             499
--------------------------------------------------------------------------------

                                        FACE
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Consolidated Natural Gas
     9.375%,  02/01/97                 $   160       $     160
   Ford Motor Credit
     7.875%,  01/15/97                     550             550
   Ford Motor Credit (MTN)
      7.950%,  03/27/97                    300             302
   General Electric Capital
     8.000%,  02/01/97                      50              50
   General Motors
     7.625%,  02/15/97                     300             301
   General Motors Acceptance (MTN)
     7.900%,  05/01/97                     500             504
   Household Finance
     7.500%,  03/15/97                   1,000           1,004
   Houston Power & Light
     7.625%,  03/01/97                   1,000           1,003
   Kimberly Clark
     9.125%,  06/01/97                     100             101
   Mobil
     6.500%,  02/15/97                   1,120           1,121
   Morgan Stanley Group
     7.320%,  01/15/97                     250             250
   Pepsico
     6.875%,  05/15/97                   1,000           1,004
   Pepsico Capital (A)
     3.550%,  04/01/97                     233             230
   Pitney Bowes Credit
     5.625%,  02/15/97                   1,600           1,600
   Private Export Funding
     8.150%,  04/30/97                     500             504
   Procter and Gamble
     6.850%,  06/01/97                     300             301
   Public Service Electrical and Gas
     7.100%,  04/07/97                   1,500           1,504
   Shell Oil
     6.000%,  01/15/97                     710             710
   Southern California Edison
     5.900%,  01/15/97                     361             361
   Transamerica Financial
     7.875%,  02/15/97                   1,000           1,003
                                                      --------
Total Corporate Bonds
   (Cost $19,128)                                       19,133
                                                      --------

U.S. TREASURY OBLIGATIONS--36.8%
   U.S. Treasury Bills (A)
     5.290%,  07/24/97                   3,000           2,913
     5.520%,  08/21/97                   1,000             967
     5.210%,  09/18/97                   5,500           5,296
     5.130%,  11/13/97                   2,000           1,908
     5.160%,  12/11/97                   1,000             950
                                                      --------
Total U.S. Treasury Obligations
   (Cost $12,021)                                       12,034
                                                      --------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                        FACE             MARKET
DESCRIPTION                         AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS--3.5%
   SEI Liquid Asset Trust --
     Government Portfolio                 $933        $    933
   SEI Liquid Asset Trust--
     Treasury Portfolio                    212             212
                                                      --------
Total Cash Equivalents
   (Cost $1,145)                                         1,145
                                                      --------
Total Investments--98.8%
   (Cost $32,294)                                       32,312
                                                      --------
OTHER ASSETS AND LIABILITIES--1.2%
   Other Assets and Liabilities, Net                       394
                                                      --------
NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 3,160,673
     outstanding shares of
     beneficial interest                                31,673
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 107,312
     outstanding shares of
     beneficial interest                                 1,077
   Accumulated net realized loss on investments            (62)
   Net unrealized appreciation on investments               18
                                                      --------
Total Net Assets--100.0%                              $ 32,706
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $  10.01
                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Class B                         $  10.02
                                                      ========
Maximum Offering
   Price Per Share -- Class B ($10.02/99%)            $  10.12
                                                      ========
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
MTN -- MEDIUM TERM NOTE

FIXED INCOME FUND
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--47.3%
   U.S. Treasury Notes
     5.375%,  11/30/97                   6,000           5,987
     7.250%,  02/15/98                  14,000          14,226
     6.375%,  01/15/00                   4,000           4,036
     6.375%,  08/15/02                  22,000          22,154
   U.S. Treasury STRIPS (A)
     5.980%,  08/15/03                   4,800           3,184
                                                      --------
Total U.S. Treasury Obligations
   (Cost $50,087)                                       49,587
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS--29.1%
   Federal Farm Credit Bank
     6.920%,  09/09/03                   1,000           1,020
--------------------------------------------------------------------------------

                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Federal Home Loan Bank
     7.780%,  10/19/01                  $2,000       $   2,113
     6.500%,  11/29/05                     500             495
   Federal Home Loan
     Mortgage Corporation
     6.640%,  05/21/99                   1,000             999
     7.125%,  09/24/03                   1,000           1,004
     7.030%,  04/05/04                   1,000             997
     7.550%,  08/23/06                   1,000           1,003
     7.585%,  09/19/06                   1,000           1,022
     7.340%,  11/03/06                   2,000           1,990
   Federal National Mortgage Association
     7.050%,  12/10/98                   1,000           1,019
     7.000%,  08/12/02                   2,000           1,988
     6.950%,  09/10/02                   1,000             998
     6.450%,  06/10/03                   2,000           1,961
     6.200%,  07/10/03                   2,000           1,936
     5.930%,  09/26/03                   1,750           1,661
     6.200%,  11/12/03                   1,000             962
     6.400%,  01/13/04                   2,500           2,423
     6.850%,  09/12/05                   1,000             986
     7.760%,  08/02/06                   2,000           2,031
     7.500%,  08/11/06                   2,000           2,001
     7.060%,  11/29/06                   2,000           1,976
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $30,585)                                       30,585
                                                      --------

CORPORATE BONDS--21.1%
   Anheuser Busch
     6.750%,  06/01/05                   1,000             990
   AT&T
     7.500%,  06/01/06                   1,000           1,040
   Boeing
     6.350%,  06/15/03                   2,000           1,970
   Campbell Soup
     6.900%,  10/15/06                     500             504
   E.I. duPont de Nemours
     6.000%,  12/01/01                   2,000           1,950
     6.750%,  10/15/02                   1,000           1,010
   Eli Lilly
     6.250%,  03/15/03                   2,000           1,960
   Emerson Electric
     6.300%,  11/01/05                     500             482
   Ford Capital BV
     9.125%,  05/01/98                   1,000           1,039
   Ford Motor Credit
     6.375%,  10/06/00                   1,000             992
     6.750%,  05/15/05                   1,000             979
   Gannett
     5.850%,  05/01/00                   1,000             982
   General Electric Capital
     5.500%,  11/01/01                   1,000             952

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------

                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   H.J. Heinz
     6.875%,  01/15/03                  $1,000        $  1,013
   New York Telephone
     6.250%,  02/15/04                   1,000             971
   SmithKline Beecham (MTN)
     6.625%,  10/01/05                   2,000           1,943
   U.S. West Communications
     6.125%,  11/15/05                   2,000           1,898
   Union Pacific
     6.125%,  01/15/04                   1,000             954
   Wal-Mart Stores
     6.500%,  06/01/03                     500             499
                                                      --------
Total Corporate Bonds
   (Cost $22,129)                                       22,128
                                                      --------

CASH EQUIVALENTS--0.8%
   SEI Liquid Asset Trust --
     Government Portfolio                  834             834
   SEI Liquid Asset Trust--
     Treasury Portfolio                      7               7
                                                      --------
Total Cash Equivalents
   (Cost $841)                                             841
                                                      --------
Total Investments--98.3%
   (Cost $103,642)                                     103,141
                                                      --------
OTHER ASSETS AND LIABILITIES--1.7%
   Other Assets and Liabilities, Net                     1,818
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 9,808,162
     outstanding shares of
     beneficial interest                              100,427
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 473,467
     outstanding shares of
     beneficial interest                                5,345
   Distributions in excess of net investment
     income                                               (12)
   Accumulated net realized loss on investments          (300)
   Net unrealized depreciation on investments            (501)
                                                     --------
Total Net Assets--100.0%                             $104,959
                                                     ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                        $  10.21
                                                     ========
Net Asset Value and Redemption Price
   Per Share -- Class B                              $  10.20
                                                     ========
Maximum Offering Price Per Share --
   Class B ($10.20 / 96%)                            $  10.63
                                                     ========
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
MTN -- MEDIUM TERM NOTE
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES



NEW JERSEY MUNICIPAL SECURITIES FUND

--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS--99.1%
NEW JERSEY--98.3%
   Atlantic County (GO) (MBIA)
     5.400%,  12/01/05                    $300            $309
   Bergen County, General
     Improvement Bonds (GO)
     5.250%,  08/15/00                     300             311
     4.700%,  07/15/02                     400             406
   Bergen County, Utilities Authority,
     Series A (RB) (FGIC)
     6.100%,  06/15/04                     250             272
   Brick Township, Municipal
     Utilities Authority
     (RB) (FGIC)
     4.300%,  12/01/00                     200             199
   Bridgeton (GO) (AMBAC)
     5.000%,  01/01/05                     300             301
   Bridgewater & Raritan (GO)
     6.125%,  05/01/05                     200             211
     6.125%,  05/01/06                     100             105
   Burlington County (GO)
     5.200%,  10/01/07                     200             202
   Camden County (GO) (FGIC)
     5.000%,  02/01/04                     200             203
     5.000%,  02/01/08                     500             492
   Camden County (GO) (MBIA)
     5.000%,  06/01/99                     100             102
     5.600%,  06/01/03                     200             209
   Cape May County (GO) (AMBAC)
     5.850%,  04/15/01                     150             157
   Cape May County, Municipal
     Utilities Authority (RB) (AMBAC)
     5.000%,  08/01/03                     500             511
   Cape May County, Municipal
     Utilities Authority Series B
     (RB) (FGIC)
     4.500%,  01/01/03                     500             496
   Delaware River, PA & NJ Port
     Authority (RB) (FGIC)
     5.450%,  01/01/12                     250             251
   Dover Township (GO) (AMBAC)
     6.000%,  10/15/03                     200             217
   Edgewater Borough (GO) (MBIA)
     5.100%,  09/15/00                     300             309
   Edison Township (AMBAC)
     4.800%,  01/01/05                     300             297
   Edison Township (GO)
     4.700%,  06/01/98                     250             252
     5.400%,  06/01/02                     250             259
   Edison Township (GO) (AMBAC)
     4.500%,  01/01/02                     500             495
   Elizabeth (GO) (FGIC)
     4.300%,  07/15/99                     200             201

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)

--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Essex County, Improvement
     Authority (RB) (AMBAC)
     4.875%,  12/01/02                    $300            $304
     5.000%,  12/01/08                     250             243
   Essex County, Utilities Authority,
     Solid Waste Revenue (RB) (FSA)
     5.000%,  04/01/04                     250             251
   Fort Lee (GO)
     4.850%,  02/01/02                     250             254
   Franklin Township (GO)
     5.600%,  11/01/05                     300             314
   Galloway Township (GO)
     (AMBAC)
     5.000%,  12/15/09                     350             343
   Gloucester County (GO)
     5.000%,  09/01/03                     500             501
   Gloucester County, General
     Improvement, Series A
     (GO) (AMBAC)
     4.500%,  01/01/03                     200             198
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A (RB)
     6.000%,  09/01/06                     300             315
   Gloucester Township, Municipal
     Utilities Authority (RB) (AMBAC)
     4.800%,  03/01/02                     300             303
   Hackensack (GO)
     6.100%,  06/01/05                     250             265
   Hackettstown, Municipal Utilities
     Authority Series F (RB) (FGIC)
     5.050%,  10/01/04                     500             507
   Hillsborough Township, Board of
     Education (COP) (FSA)
     5.500%,  12/15/99                     250             259
   Long Branch, Sewer Authority
     (RB) (FGIC)
     5.200%,  06/01/05                     500             510
   Maple Shade Township (GO)
     (AMBAC)
     4.300%,  10/01/99                     200             201
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Project (RB) (MBIA)
     6.300%,  05/15/07                     250             275
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project (RB) (MBIA)
     5.500%,  06/01/01                     200             207
     4.900%,  12/15/05                     150             150
   Middlesex County (GO)
     4.500%,  07/15/01                     500             503
--------------------------------------------------------------------------------

                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Middletown Township, Sewer
     Authority, Series A (RB) (FGIC)
     4.900%,  01/01/05                    $300            $299
   Monmouth County (RB)
     4.500%,  10/01/98                     500             504
     4.750%,  07/15/03                     200             201
   Monmouth County, Improvement
     Authority (RB) (MBIA)
     5.000%,  12/01/08                     150             148
   Moorestown Township (GO)
     5.000%,  02/01/12                     150             143
     5.000%,  02/01/15                     150             141
   Moorestown Township (GO)
     (AMBAC)
     6.000%,  09/01/07                     300             317
   Morris Plains (GO)
     5.000%,  07/01/04                     200             199
   Mount Laurel Township (GO)
     4.650%,  08/01/05                     500             487
   New Brunswick, Parking
     Authority (RB) (FGIC)
     4.300%,  09/01/99                     300             301
   North Bergen Township (MBIA)
     4.400%,  08/01/01                     500             493
   North Bergen Township, Municipal
     Utilities Authority (RB) (FGIC)
     4.800%,  12/15/03                     300             301
   North Jersey, District Water Supply,
     Wanaque South Project (MBIA)
     5.400%,  07/01/02                     300             312
   Ocean County (GO)
     4.600%,  11/01/03                     500             497
   Ocean Township (GO) (MBIA)
     5.400%,  06/01/15                     250             247
   Parsippany Troy Hills Township (GO)
     4.500%,  02/01/01                     500             500
     4.600%,  02/01/02                     100             100
     4.700%,  12/01/03                     500             498
     4.700%,  12/01/04                     400             395
   Passaic County (GO)
     4.700%,  09/01/03                     250             252
   Passaic County (GO) (FGIC)
     4.750%,  09/01/04                     500             498
     5.550%,  04/01/09                     250             257
   Passaic County (GO) (MBIA)
     4.350%,  05/01/03                     200             196
     4.450%,  05/01/04                     200             195
   Pequannock-Lincoln Park, Sewer
     Authority (RB) (MBIA)
     4.400%,  12/01/02                     500             496
   Port Authority of New York &
     New Jersey (RB)
     5.300%,  08/01/03                     300             313

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------

                                        FACE           MARKET
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Princeton (GO)
     4.400%,  09/01/01                    $300            $300
   Roselle (GO) (MBIA)
     4.750%,  10/15/04                     500             499
   Roxbury (COP)
     5.000%,  10/15/00                     250             253
   Rutgers State University,
     Series A (RB)
     4.375%,  05/01/01                     500             497
   Rutgers State University,
     Series S (RB)
     5.000%,  05/01/04                     500             507
   Somerset County (GO)
     5.000%,  10/01/02                     200             206
     4.450%,  12/01/02                     500             500
     4.350%,  12/01/04                     300             289
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H (RB)
     5.150%,  07/01/01                     300             308
   South Brunswick Township (GO)
     6.300%,  04/01/04                     250             270
   South Jersey Transportation
     Authority, Transportation
     Systems, Series B (RB) (MBIA)
     5.500%,  11/01/02                     250             261
   State (GO)
     5.100%,  02/15/00                     500             513
     5.300%,  02/15/02                     600             624
     5.400%,  02/15/03                     300             314
   State, Building Authority (RB)
     4.400%,  06/15/03                     500             490
     4.500%,  06/15/04                     500             488
     4.700%,  06/15/06                     250             245
   State, Economic Development
     Authority (RB)
     4.900%,  08/15/04                     200             202
   State, Economic Development
     Authority, Series A (RB) (MBIA)
     5.125%,  07/01/00                     300             306
     5.400%,  07/01/02                     300             310
   State, Educational Facilities
     Authority, Medicine and
     Dentistry, Series B (RB) (AMBAC)
     5.000%,  12/01/07                     250             248
   State, Educational Facilities
     Authority, Rowan College,
     Series C (RB) (MBIA)
     4.300%,  07/01/98                     300             301
     5.250%,  07/01/05                     300             306
   State, Educational Facilities
     Authority, Series A (RB) (AMBAC)
     5.125%,  09/01/06                     300             303
--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   State, Educational Facilities
     Authority, Stockton State
     College, Series B (RB) (AMBAC)
     6.200%,  07/01/04                    $300            $326
   State, Health Care Facilities
     Authority, Atlantic City
     Medical Center (RB) (AMBAC)
     5.000%,  07/01/02                     300             306
   State, Health Care Facilities
     Authority, Chilton Memorial
     Hospital (RB)
     6.550%,  07/01/03                     300             318
   State, Health Care Facilities
     Authority, JFK Health Systems
     (RB) (FGIC)
     4.600%,  07/01/05                     250             243
   State, Health Care Facilities
     Authority, Hackensack Medical
     Center (RB) (MBIA)
     5.100%,  07/01/03                     500             510
   State, Health Care Facilities
     Authority, Mountain Side
     Hospital (RB) (FGIC)
     6.000%,  07/01/00                     300             317
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems (RB) (FGIC)
     4.800%,  07/01/03                     200             201
   State, Health Care Facilities,
     St. Peters Medical Center,
     Series F (RB) (MBIA)
     5.000%,  07/01/13                     100              94
   State, Highway Authority,
     Garden State Parkway (RB)
     5.300%,  01/01/99                     250             255
   State, Housing & Mortgage
     Finance Agency (RB) (AMBAC)
     5.300%,  05/01/06                     200             203
   State, Series E (GO)
     5.000%,  07/15/04                     100             103
   State, Sports & Exposition
     Authority, Series A (RB)
     5.000%,  09/01/06                     315             314
   State, Sports & Exposition
     Authority, Convention
     Center Luxury Tax (RB) (MBIA)
     5.000%,  07/01/98                     150             152
   State, Transportation Trust Authority,
     Transportation System, Series A (RB)
     5.600%,  06/15/98                     200             205
     4.600%,  06/15/01                     500             503

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)

--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   State, Transportation Trust
     Authority, Transportation System,
     Series A (RB) (MBIA)
     4.625%,  06/15/02                    $500            $502
     5.500%,  06/15/13                     250             249
   State, Turnpike Authority,
     Series A (RB) (AMBAC)
     5.900%,  01/01/04                     200             209
     6.400%,  01/01/07                     300             321
   State, Wastewater Treatment
     Authority (RB) (AMBAC)
     4.250%,  03/01/99                     250             250
     4.250%,  03/01/00                     500             498
     4.400%,  03/01/04                     200             194
   State, Wastewater Treatment
     Trust, Series A (RB)
     5.000%,  09/01/06                     450             451
   Stony Brook, Sewer Authority (RB)
     4.500%,  12/01/00                     500             505
   Union County (GO)
     4.400%,  09/01/01                     250             251
     4.400%,  10/01/04                     500             487
   Union County, Environmental
     Improvement Authority (RB)
     4.900%,  04/01/02                     250             253
     5.150%,  04/01/05                     500             508
   Union County, Improvement
     Authority Revenue, County
     Granted Capital Equipment
     Lease (RB)
     4.375%,  11/01/02                     200             197
   Wanaque Valley, Sewer Authority,
     Series B (RB) (AMBAC)
     5.100%,  09/01/03                     300             306
   Warren County, Pollution Control
     Finance Authority, Series B
     (RB) (MBIA)
     5.700%,  12/01/03                     300             320
   Washington Township (GO) (MBIA)
     5.000%,  02/01/06                     250             252
   Wayne Township (GO)
     5.450%,  10/01/04                     250             258
   West Windsor Township (GO)
     6.000%,  10/15/05                     200             207
   Woodbridge Township, Sewer
     Utility Authority, Series B (GO)
     4.250%,  09/15/01                     250             245
   Woodbridge Township, Sewer
     Utility, Series B (GO)
     5.000%,  09/15/10                     250             238
                                                      --------
                                                        40,251
                                                      --------
--------------------------------------------------------------------------------

                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
PUERTO RICO--0.8%
   Puerto Rico, Telephone Authority,
     Series M (RB) (MBIA)
     4.400%,  01/01/99                    $300        $    300
                                                      --------
Total Investments
   (Cost $39,959)                                       40,551
                                                      --------
OTHER ASSETS AND LIABILITIES--0.9%
   Other Assets and Liabilities, Net                       385
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 1,931,753
     outstanding shares of
     beneficial interest                               20,460
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 1,891,790
     outstanding shares of
     beneficial interest                               20,263
   Accumulated net realized loss on investments          (379)
   Net unrealized appreciation on investments             592
                                                     --------
Total Net Assets--100.0%                             $ 40,936
                                                     ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                        $  10.71
                                                     ========
Net Asset Value and Redemption Price
   Per Share -- Class B                              $  10.70
                                                     ========
 Maximum Offering Price Per Share --
   Class B ($10.70 / 99%)                            $  10.81
                                                     ========
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--43.5%
   U.S. Treasury Notes
     5.750%,  09/30/97                   1,000           1,002
     5.125%,  11/30/98                   1,000             987
     5.000%,  01/31/99                   1,000             983
     6.750%,  06/30/99                   1,000           1,018
     7.750%,  12/31/99                     500             523
     6.875%,  03/31/00                   1,300           1,329
     5.875%,  06/30/00                     500             497
     5.750%,  10/31/00                   2,000           1,973
     5.625%,  11/30/00                   1,800           1,767

                                                       [LOGO OMITTED]
                                                     DECEMBER 31, 1996


     FACE                               MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
     6.625%,  06/30/01                  $1,000        $  1,016
     6.500%,  08/31/01                     750             758
                                                      --------
Total U.S. Treasury Obligations
   (Cost $11,798)                                       11,853
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS--52.8%
   Federal Home Loan Bank
     6.100%,  02/17/00                   1,000             996
     5.800%,  07/26/00                   1,000             976
     5.250%,  09/01/00                     500             483
     5.800%,  02/20/01                     500             485
   Federal Home Loan
     Mortgage Corporation
     6.130%,  08/19/99                     500             501
     5.875%,  03/15/00                   1,000             978
     5.400%,  11/01/00                   1,000             960
     7.055%,  08/02/01                   1,000           1,007
     7.125%,  09/24/03                   1,000           1,004
   Federal National
     Mortgage Association
     6.350%,  08/10/99                     750             755
     7.240%,  09/02/99                     500             503
     7.000%,  04/30/01                     750             746
     7.140%,  08/15/02                     800             798
     7.200%,  08/19/02                     500             499
     6.250%,  01/13/03                   1,000             969
     6.720%,  02/25/03                   1,000             987
     7.370%,  05/14/03                     750             759
     7.600%,  05/24/06                   1,000           1,005
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $14,561)                                       14,411
                                                      --------

CASH EQUIVALENTS--2.4%
   SEI Liquid Asset Trust --
     Government Portfolio                  497             497
   SEI Liquid Asset Trust--
     Treasury Portfolio                    154             154
                                                      --------
Total Cash Equivalents
   (Cost $651)                                             651
                                                      --------
Total Investments--98.7%
   (Cost $27,010)                                       26,915
                                                      --------
OTHER ASSETS AND LIABILITIES--1.3%
   Other Assets and Liabilities,Net                        342
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 2,428,780
     outstanding shares of
     beneficial interest                                25,883
--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 253,755
     outstanding shares of
     beneficial interest                              $  2,832
   Undistributed net investment income                       5
   Accumulated net realized loss on investments         (1,368)
   Net unrealized depreciation on investments              (95)
                                                      --------
Total Net Assets--100.0%                              $ 27,257
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $  10.16
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class B                               $  10.16
                                                      ========
Maximum Offering Price Per Share --
   Class B ($10.16 / 96%)                             $  10.58
                                                      ========

PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------
MUNICIPAL BONDS--97.3%
PENNSYLVANIA--93.4%
   Allegheny County, Series C-44
     (GO) (FGIC)
     5.200%,  06/01/08                    $150             151
   Allentown, Water Improvement
     Authority (RB) (AMBAC)
     4.850%,  07/15/01                     150             152
   Beaver County, Series A (GO)
     (FGIC)
     4.750%,  10/01/03                     100             100
   Berks County, Series 2 (GO)
     (FGIC)
     4.700%,  05/15/05                     150             148
   Bethel Park, School District
     (GO) (FGIC)
     5.000%,  08/01/04                     150             151
   Chester County, Health and
     Education Facilities Authority
     Main Line Health Systems,
     Series A (RB)
     5.400%,  05/15/09                      50              49
   Erie County (GO) (FGIC)
     5.250%,  09/01/12                      95              93
   Fort Cherry, School District
     Authority (GO) (AMBAC)
     4.900%,  10/01/08                     100              97
   Geisinger, Health System
     Authority (RB)
     7.375%,  07/01/02                      75              81
   Lancaster, Higher Education
     Authority, Franklin & Marshall
     College (RB) (MBIA)
     5.650%,  04/15/10                     110             112

STATEMENT OF NET ASSETS


PENNSYLVANIA MUNICIPAL SECURITIES FUND (CONTINUED)

--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Langhorne Manor Borough,
     Higher Education and Health
     Authority, Wood Services (RB)
     6.400%,  11/15/06                    $150            $164
   Lehigh County, General Purpose
     Authority, St. Luke's Hospital
     (RB) (AMBAC)
     4.750%,  11/15/00                     100             101
   Lycoming County, Pennsylvania
     College of Technology (RB)
     (AMBAC)
     5.000%,  11/01/02                     150             153
   North Allegheny, School District,
     Series A (GO) (AMBAC)
     5.850%,  11/01/02                     150             159
   Northeastern Pennsylvania, Hospital
     and Education Authority (RB) (FSA)
     5.625%,  10/01/18                      25              25
   Pennsylvania State, Convention
     Center Authority, Series A
     (RB) (FSA)
     6.250%,  09/01/04                     150             164
   Pennsylvania State, Intergovernmental
     Co-op Authority (RB) (FGIC)
     4.900%,  06/15/03                      50              51
   Pittsburgh, Urban Redevelopment
     Authority (RB)
     5.750%,  10/01/14                     100             101
   Pittsburgh, Water and Sewer
     Authority, Series A (RB) (FGIC)
     5.000%,  09/01/08                     125             123
   Southern York County, School
     District Authority (GO) (FSA)
     5.000%,  09/01/12                     105              99
   State, Brookville Area School
     District Project, Series G
     (RB) (MBIA)
     4.850%,  11/15/02                     150             151
   State, Higher Education Authority,
     Series I (RB) (AMBAC)
     5.000%,  06/15/03                     100             101
   State, Higher Education Authority,
     Thomas Jefferson University,
     Series A (RB)
     6.625%,  08/15/09                      50              55
   State, Higher Education Authority,
     University of Pennsylvania,
     Series A (RB)
     5.600%,  01/01/10                     150             153
   State, Refunding and Projects
     Authority, Series 1 (GO)
     5.000%,  04/15/07                     130             128
--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   State, School Building Authority,
     Delaware County Community
     College (RB) (MBIA)
     5.200%,  04/01/08                    $250      $      249
   State, Second Series (GO)
     5.500%,  07/01/01                     150             156
   Swarthmore College (RB)
     7.375%,  09/15/18                      50              53
   Wattsburg, School District (GO)
     (AMBAC)
     5.700%,  04/01/04                      75              78
   Wayne County, Hospital and
     Health Authority, Wayne
     Memorial Hospital (GO) (MBIA)
     5.375%,  07/01/12                     100              99
   Westmoreland County, Series C
     (GO) (MBIA)
     4.400%,  10/01/00                     150             150
   York County, Southwestern School
     District Authority (GO) (FGIC)
     5.000%,  06/15/09                     100              98
                                                      --------
                                                         3,745
                                                      --------
GUAM--3.9%
   Guam, Power Authority (RB)
     (AMBAC)
     6.000%,  10/01/09                     150             158
                                                      --------
Total Municipal Bonds
   (Cost $3,831)                                         3,903
                                                      --------

CASH EQUIVALENT--1.6%
   Compass Pennsylvania Tax-Free
     Money Market Fund                      65              65
                                                      --------
Total Cash Equivalent
   (Cost $65)                                               65
                                                      --------
Total Investments--98.9%
   (Cost $3,896)                                         3,968
                                                      --------

OTHER ASSETS AND LIABILITIES--1.1%
   Other Assets and Liabilities, Net                        41
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 360,413
     outstanding shares of
     beneficial interest                                3,604
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 33,863
     outstanding shares of
     beneficial interest                                  345

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------

                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Accumulated net realized loss on investments       $    (12)
   Net unrealized appreciation on investments               72
                                                      --------
Total Net Assets--100.0%                              $  4,009
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $  10.17
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class B                               $  10.17
                                                      ========
Maximum Offering Price Per Share --
   Class B ($10.17 / 99%)                             $  10.27
                                                      =========
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

GNMA FUND
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED BONDS--96.5%
   Government National
     Mortgage Association
     8.000%,  04/15/23                $     48              49
     8.000%,  05/15/23                     325             332
     7.000%,  06/15/23                     138             136
     6.000%,  10/15/23                     177             165
     6.000%,  11/15/23                     893             829
     6.500%,  11/15/23                     815             778
     7.000%,  11/15/23                      76              74
     6.000%,  12/15/23                   1,321           1,225
     6.500%,  12/15/23                     402             385
     7.000%,  12/15/23                     823             805
     6.000%,  01/15/24                     184             171
     6.000%,  01/20/24                     872             805
     8.000%,  08/15/24                     436             445
     8.000%,  09/15/24                   1,200           1,226
     7.500%,  08/15/25                     293             294
                                                      --------
Total U.S. Agency Mortgage-
   Backed Bonds
   (Cost $7,868)                                         7,719
                                                      --------

U.S. TREASURY OBLIGATION--2.4%
   U.S. Treasury Bond
     13.125%,  05/15/01                    150             189
                                                      --------
Total U.S. Treasury Obligation
   (Cost $191)                                             189
                                                      --------
--------------------------------------------------------------------------------

                                     FACE AMOUNT        MARKET
DESCRIPTION                         (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--0.4%
   SEI Liquid Asset Trust --
     Government Portfolio                  $30        $     30
                                                      --------
Total Cash Equivalent
   (Cost $30)                                               30
                                                      --------
Total Investments--99.3%
   (Cost $8,089)                                         7,938
                                                      --------
OTHER ASSETS AND LIABILITIES--0.7%
   Other Assets and Liabilities, Net                        58
                                                      --------
NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 682,033
     outstanding shares of
     beneficial interest                                 7,318
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 148,426
     outstanding shares of
     beneficial interest                                 1,622
   Accumulated net realized loss on investments           (793)
   Net unrealized depreciation on inve                    (151)
                                                      --------
Total Net Assets--100.0%                              $  7,996
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $   9.63
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class B                               $   9.61
                                                      ========
Maximum Offering Price Per Share --
   Class B ($9.61 / 97%)                              $   9.91
                                                      ========

EQUITY VALUE FUND
--------------------------------------------------------------------------------
COMMON STOCKS--92.9%
AIRCRAFT--3.2%
   Boeing                               20,000           2,127
   United Technologies                  30,000           1,980
                                                      --------
                                                         4,107
                                                      --------
AUTOMOTIVE--1.6%
   Chrysler                             60,000           1,980
                                                      --------
BANKS--8.9%
   Bank of New York                     60,000           2,025
   Boatmen's Bancshares                 40,000           2,580
   Citicorp                             20,000           2,060
   J.P. Morgan                          25,000           2,441
   Norwest                              50,000           2,175
                                                      --------
                                                        11,281
                                                      --------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                        MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------
CHEMICALS--1.7%
   Monsanto                             55,000        $  2,138
                                                      --------
COMPUTERS & SERVICES--7.2%
   3Com*                                30,000           2,201
   Compaq Computer*                     30,000           2,227
   Hewlett Packard                      45,000           2,261
   Microsoft*                           30,000           2,479
                                                      --------
                                                         9,168
                                                      --------
CONTAINERS & PACKAGING--1.9%
   Crown Cork & Seal                    45,000           2,447
                                                      --------
DRUGS--7.4%
   Bristol-Myers Squibb                 20,000           2,175
   Merck                                30,000           2,378
   Pfizer                               25,500           2,113
   SmithKline Beecham                   40,100           2,727
                                                      --------
                                                         9,393
                                                      --------
ELECTRICAL & ELECTRONIC PRODUCTS--3.9%
   Emerson Electric                     25,000           2,419
   General Electric                     25,000           2,472
                                                      --------
                                                         4,891
                                                      --------
ELECTRICAL UTILITIES--1.5%
   FPL Group                            40,000           1,840
                                                      --------
FINANCIAL SERVICES--1.8%
   Federal National Mortgage
     Association                        60,000           2,235
                                                      --------
FOOD, BEVERAGE & TOBACCO--6.1%
   Anheuser Busch                       50,000           2,000
   CPC International                    30,000           2,325
   Nestle S.A., (ADR)                   30,000           1,598
   Sara Lee                             50,000           1,863
                                                      --------
                                                         7,786
                                                      --------
GAS/NATURAL GAS--3.4%
   Consolidated Natural Gas             40,000           2,210
   Enron                                50,000           2,156
                                                      --------
                                                         4,366
                                                      --------
GLASS PRODUCTS--1.5%
   PPG Industries                       35,000           1,964
                                                      --------
HOUSEHOLD PRODUCTS--3.5%
   Colgate-Palmolive                    25,000           2,306
   Procter & Gamble                     20,000           2,150
                                                      --------
                                                         4,456
                                                      --------
--------------------------------------------------------------------------------

                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------
INSURANCE--3.9%
   American International Group         20,000        $  2,165
   CIGNA                                20,000           2,733
                                                      --------
                                                         4,898
                                                      --------
LEISURE PRODUCTS--1.3%
   Mattel                               60,000           1,665
                                                      --------
MACHINERY--1.6%
   Deere                                50,000           2,031
                                                      --------
MANUFACTURING--2.0%
   Minnesota Mining &
     Manufacturing                      30,000           2,486
                                                      --------
MEDICAL PRODUCTS & SERVICES--1.7%
   Columbia/HCA Healthcare              52,500           2,139
                                                      --------
PETROLEUM & FUEL PRODUCTS--1.3%
   Union Pacific Resources Group        55,000           1,609
                                                      --------
PETROLEUM REFINING--7.8%
   Amoco                                30,000           2,415
   Exxon                                25,000           2,450
   Mobil                                20,000           2,445
   Royal Dutch Petroleum                15,000           2,561
                                                      --------
                                                         9,871
                                                      --------
PRINTING & PUBLISHING--3.1%
   Gannett                              30,000           2,246
   Time Warner                          45,000           1,688
                                                      --------
                                                         3,934
                                                      --------
RAILROADS--3.6%
   Burlington Northern Santa Fe         25,000           2,159
   Union Pacific                        41,000           2,465
                                                      --------
                                                         4,624
                                                      --------
RETAIL--3.0%
   J.C. Penney                          35,000           1,706
   Sears Roebuck                        45,000           2,076
                                                      --------
                                                         3,782
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--2.1%
   Intel                                20,000           2,619
                                                      --------
TELEPHONES & TELECOMMUNICATION--6.3%
   Ameritech                            30,000           1,819
   AT&T                                 35,000           1,523
   Bellsouth                            40,000           1,615
   Lucent Technologies                  25,000           1,156
   SBC Communications                   35,000           1,811
                                                      --------
                                                         7,924
                                                      --------

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996

--------------------------------------------------------------------------------

                                     SHARES/FACE        MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
WHOLESALE--1.6%
   Alco Standard                        40,000        $  2,065
                                                      --------
Total Common Stocks
   (Cost $98,190)                                      117,699
                                                      --------

CASH EQUIVALENTS--6.9%
   SEI Liquid Asset Trust --
     Government Portfolio               $5,623           5,623
   SEI Liquid Asset Trust--
     Treasury Portfolio                  3,181           3,181
                                                      --------
Total Cash Equivalents
   (Cost $8,804)                                         8,804
                                                      --------
Total Investments--99.8%
   (Cost $106,994)                                     126,503
                                                      --------
OTHER ASSETS AND LIABILITIES--0.2%
   Other Assets and Liabilities, Net                       212
                                                      --------
NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 8,745,281
     outstanding shares of
     beneficial interest                                97,496
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 748,765
     outstanding shares of
     beneficial interest                                 8,885
   Accumulated net realized gain on investments            825
   Net unrealized appreciation on investments           19,509
                                                      --------
Total Net Assets--100.0%                              $126,715
                                                      ========
Net Asset Value, Offering and
   Redemption Price Per Share -- Class A               $ 13.35
                                                       =======
Net Asset Value and Redemption Price
   Per Share -- Class B                                $ 13.35
                                                       =======
Maximum Offering Price Per Share --
   Class B ($13.35 / 96%)                              $ 13.91
                                                       =======
*  NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

EQUITY INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCKS--85.9%
AIRCRAFT--1.3%
   Textron                              10,000             942
                                                      --------
AUTOMOTIVE--1.4%
   Chrysler                             30,000             990
                                                      --------
BANKS--11.4%
   Bank of New York                     54,000           1,822

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------
   Bankers Trust New York               14,000        $  1,207
   Chase Manhattan Bank                 12,000           1,071
   J.P. Morgan                          13,000           1,269
   Norwest                              35,000           1,522
   Wachovia                             20,000           1,130
                                                      --------
                                                         8,021
                                                      --------
CHEMICALS--1.2%
   E.I. DuPont de Nemours                9,000             849
                                                      --------
DRUGS--6.9%
   Bristol-Myers Squibb                 16,000           1,740
   Merck                                22,000           1,743
   SmithKline Beecham                   20,000           1,360
                                                      --------
                                                         4,843
                                                      --------
ELECTRICAL & ELECTRONIC PRODUCTS--5.3%
   Emerson Electric                     12,000           1,161
   General Electric                     13,000           1,285
   Houston Industries                   33,000             747
   WPS Resources                        20,000             570
                                                      --------
                                                         3,763
                                                      --------
FINANCIAL SERVICES--4.6%
   Beneficial                           10,000             634
   Cali Realty                          23,000             710
   Equity Residential Properties Trust  15,000             619
   Hospitality Properties Trust         23,000             667
   Storage Trust Realty                 23,000             621
                                                      --------
                                                         3,251
                                                      --------
FOOD, BEVERAGE & TOBACCO--3.8%
   CPC International                    18,000           1,395
   Sara Lee                             35,000           1,304
                                                      --------
                                                         2,699
                                                      --------
GAS/NATURAL GAS--7.6%
   Consolidated Natural Gas             25,000           1,381
   National Fuel & Gas                  31,000           1,279
   Sonat                                35,000           1,802
   Trans Canada Pipeline                50,000             875
                                                      --------
                                                         5,337
                                                      --------
GLASS PRODUCTS--4.2%
   Corning                              33,000           1,526
   PPG Industries                       25,000           1,403
                                                      --------
                                                         2,929
                                                      --------
HOUSEHOLD PRODUCTS--3.9%
   Colgate-Palmolive                    16,000           1,476
   Hubbell, Class B                     30,000           1,297
                                                      --------
                                                         2,773
                                                      --------

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------
INSURANCE--3.2%
   Aetna                                20,000        $  1,600
   ITT Hartford Group                   10,000             675
                                                      --------
                                                         2,275
                                                      --------
LUMBER & WOOD PRODUCTS--1.6%
   Georgia-Pacific                      16,000           1,152
                                                      --------
MACHINERY--1.4%
   Deere                                25,000           1,016
                                                      --------
MEDICAL PRODUCTS & SERVICES--1.8%
   Baxter International                 30,000           1,230
                                                      --------
PAPER & PAPER PRODUCTS--2.4%
   Kimberly Clark                       18,000           1,714
                                                      --------
PETROLEUM & FUEL PRODUCTS--0.8%
   Occidental Petroleum                 25,000             584
                                                      --------
PETROLEUM REFINING--7.5%
   Amoco                                16,000           1,288
   Exxon                                15,000           1,470
   Mobil                                11,000           1,345
   Royal Dutch Petroleum                 7,000           1,195
                                                      --------
                                                         5,298
                                                      --------
PRINTING & PUBLISHING--2.8%
   Hollinger International              50,000             575
   McGraw-Hill                          30,000           1,384
                                                      --------
                                                         1,959
                                                      --------
RAILROADS--3.5%
   Burlington Northern Santa Fe         12,000           1,036
   Union Pacific                        24,000           1,443
                                                      --------
                                                         2,479
                                                      --------
RETAIL--1.8%
   J.C. Penney                          26,000           1,268
                                                      --------
RUBBER & PLASTIC--0.5%
   Rubbermaid                           15,000             341
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--1.0%
   Thomas & Betts                       15,000             666
                                                      --------
TELEPHONES & TELECOMMUNICATION--6.0%
   AT&T                                 30,000           1,305
   Bell Atlantic                        14,000             907
   Bellsouth                            20,000             808
   GTE                                  26,000           1,183
                                                      --------
                                                         4,203
                                                      --------
Total Common Stocks
   (Cost $51,023)                                       60,582
                                                      --------

--------------------------------------------------------------------------------

                                     SHARES/FACE       MARKET
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
PREFERRED STOCK--4.6%
   Alco Standard                         5,000       $     478
   Conseco Financial Trust*             15,000             383
   Crown Cork and Seal*                 20,000           1,040
   Tyco Toys                            20,000             203
   SunAmerica*                          12,000             507
   Sun                                  25,000             628
                                                      --------
Total Preferred Stock
   (Cost $3,050)                                         3,239
                                                      --------

CONVERTIBLE BONDS--0.5%
   Platinum Technology
     6.750%,  11/15/01                    $100             122
   U.S. Filter
     4.500%,  12/15/01                     200             202
                                                      --------
Total Convertible Bonds
   (Cost $302)                                             324
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATION--0.3%
   Federal Home Loan Bank
     6.515%,  08/07/98                     200             200
                                                      --------
Total U.S. Government Agency Obligation
   (Cost $200)                                             200
                                                      --------

CASH EQUIVALENTS--8.3%
   SEI Liquid Asset Trust --
     Government Portfolio                3,316           3,316
   SEI Liquid Asset Trust--
     Treasury Portfolio                  2,531           2,531
                                                      --------
Total Cash Equivalents
   (Cost $5,847)                                         5,847
                                                      --------
Total Investments--99.6%
   (Cost $60,422)                                       70,192
                                                      --------
OTHER ASSETS AND LIABILITIES--0.4%
   Other Assets and Liabilities, Net                       287
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 4,356,923
     outstanding shares of
     beneficial interest                                47,878
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 931,789
     outstanding shares of
     beneficial interest                                11,003
   Distributions in excess of net investment
     income                                               (220)
   Accumulated net realized gain on investments          2,048

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


--------------------------------------------------------------------------------

                                                         MARKET
DESCRIPTION                            SHARES          VALUE (000)
--------------------------------------------------------------------------------
   Net unrealized appreciation on investments             $  9,770
                                                          --------
Total Net Assets--100.0%                                  $ 70,479
                                                          ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                              $  13.32
                                                          ========
Net Asset Value and Redemption Price
   Per Share-- Class B                                    $  13.35
                                                          ========
Maximum Offering Price Per Share --
   Class B ($13.35 / 96%)                                 $  13.91
                                                          ========
*  NON-INCOME PRODUCING SECURITY

MID CAP VALUE FUND
--------------------------------------------------------------------------------
COMMON STOCKS--94.7%
AEROSPACE & DEFENSE--1.3%
   Sci Systems*                         15,000             669
                                                      --------
APPAREL/TEXTILES--2.0%
   Albany International                 45,000           1,041
                                                      --------
AUTOMOTIVE--7.6%
   A.O. Smith                           28,800             860
   Cooper*                              45,000             776
   Federal Signal                       45,000           1,164
   Regal Beloit                         57,400           1,126
                                                      --------
                                                         3,926
                                                      --------
BANKS--9.4%
   Associated Bancorp                   15,000             637
   Dauphin Deposit Bank & Trust         12,000             396
   First Bank of Puerto Rico            25,000             650
   First Tennessee National             32,000           1,200
   Merchantile Bancorp                  12,000             616
   Wilmington Trust                     20,000             790
   Zions Bancorp                         5,000             520
                                                      --------
                                                         4,809
                                                      --------
BUILDING & CONSTRUCTION--5.0%
   Foster Wheeler                       30,000           1,114
   Jacobs Engineering Group*            40,000             945
   Pitt Des Moines                      12,800             531
                                                      --------
                                                         2,590
                                                      --------
CHEMICALS--7.0%
   Cytec Industries*                    35,000           1,422
   Olin                                 18,000             677
   Praxair                              32,500           1,499
                                                      --------
                                                         3,598
                                                      --------
COMMUNICATIONS EQUIPMENT--4.3%
   Act Manufacturing*                   25,000             659
--------------------------------------------------------------------------------
                                                        MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------

   Glenayre Technologies*               15,000        $    323
   Picturetel*                          10,000             260
   Vishay Intertechnology*              42,000             982
                                                      --------
                                                         2,224
                                                      --------
COMPUTERS & SERVICES--2.6%
   Digex*                               10,000             104
   In Focus Systems*                    30,000             649
   Network Peripherals*                 25,000             444
   Visioneer*                           30,000             135
                                                      --------
                                                         1,332
                                                      --------
DRUGS--4.2%
   Ivax                                 40,000             410
   Loctite                              12,500             761
   Watson Pharmaceuticals*              22,500           1,011
                                                      --------
                                                         2,182
                                                      --------
ELECTRICAL TECHNOLOGY--3.1%
   Ampex Corp*                          20,000             187
   Anixter International*               60,000             967
   Sensormatic Electronics              25,000             419
                                                      --------
                                                         1,573
                                                      --------
ENERGY & POWER--1.0%
   Calenergy*                           15,000             504
                                                      --------
FINANCIAL SERVICES--1.6%
   Franklin Resources                   10,000             684
   MLC Holdings*                        15,000             143
                                                      --------
                                                           827
                                                      --------
HOUSEHOLD PRODUCTS--2.5%
   Valspar                              22,500           1,274
                                                      --------
INSURANCE--3.4%
   Cincinnati Financial                 15,000             973
   Delphi Financial Group*              18,000             531
   UnionAmerica                         15,000             266
                                                      --------
                                                         1,770
                                                      --------
MACHINERY--4.9%
   Baldor Electric                      40,000             985
   Lindsay Manufacturing                29,500           1,379
   Submicron Systems*                   40,000             165
                                                      --------
                                                         2,529
                                                      --------
MEASURING DEVICES--1.8%
   Oak Industries*                      40,000             920
                                                      --------
MEDICAL PRODUCTS & SERVICES--2.9%
   Coherent*                            20,000             845
   Maxicare Health Plans*               30,000             668
                                                      --------
                                                         1,513
                                                      --------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                            SHARES       VALUE (000)
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SERVICES--1.2%
   Genesis Health Ventures*             20,000        $    623
                                                      --------
METALS & MINING--1.3%
   Cleveland Cliffs                     15,000             681
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--0.6%
   Electronic Arts*                     10,000             299
                                                      --------
MISCELLANEOUS MANUFACTURING--1.4%
   Wolverine Tube*                      20,000             705
                                                      --------
PAPER & PAPER PRODUCTS--4.3%
   Bemis                                42,500           1,567
   Wausau Paper Mills                   35,000             648
                                                      --------
                                                         2,215
                                                      --------
PETROLEUM REFINING--2.3%
   Saga Petroleum, Class B              75,000           1,181
                                                      --------
RETAIL--4.2%
   Bed Bath and Beyond*                 15,000             364
   Intimate Brands                      20,000             340
   Piercing Pagoda*                     45,000           1,091
   Rainforest Cafe*                     15,000             353
                                                      --------
                                                         2,148
                                                      --------
RUBBER & PLASTIC--1.8%
   Sonoco Products                      35,000             906
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--5.9%
   Cypress Semiconductor*               50,000             706
   Memc Electronic Materials*           25,000             563
   Microsemi*                           50,000             713
   Xicor *                             100,000           1,025
                                                      --------
                                                         3,007
                                                      --------
STEEL & STEEL WORKS--1.2%
   Schnitzer Steel Industries, Class A  25,000             641
                                                      --------
TELEPHONES & TELECOMMUNICATION--1.2%
   Aliant Communications                35,000             595
                                                      --------
TESTING LABORATORIES--0.2%
   Ramtron International*               15,000              90
                                                      --------
TRUCKING--0.9%
   Kenan Transport                      25,479             484
                                                      --------
WHOLESALE--3.6%
   Chronimed*                           30,000             409
   Intelligent Electronics*            100,000             800
   Neopath*                             35,000             639
                                                      --------
                                                         1,848
                                                      --------
--------------------------------------------------------------------------------
                                        FACE            MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
Total Common Stocks
   (Cost $39,778)                                     $ 48,704
                                                      --------

CASH EQUIVALENTS--4.2%
   SEI Liquid Asset Trust --
     Government Portfolio              $ 1,129          1,129
   SEI Liquid Asset Trust--
     Treasury Portfolio                  1,019          1,019
                                                     --------
Total Cash Equivalents
   (Cost $2,148)                                        2,148
                                                     --------
Total Investments--98.9%
   (Cost $41,926)                                      50,852
                                                     --------
OTHER ASSETS AND LIABILITIES--1.1%
   Other Assets and Liabilities, Net                      550
                                                     --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 3,417,491
     outstanding shares of
     beneficial interest                              35,902
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 439,398
     outstanding shares of
     beneficial interest                               5,024
   Accumulated net realized gain on investments        1,550
   Net unrealized appreciation on investments          8,926
                                                    --------
Total Net Assets--100.0%                            $ 51,402
                                                    ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $  13.33
                                                    ========
Net Asset Value and Redemption Price
   Per Share -- Class B                             $  13.31
                                                    ========
Maximum Offering Price Per Share --
   Class B ($13.31 / 96%)                           $  13.86
                                                    ========
* NON-INCOME PRODUCING SECURITY

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996

BALANCED GROWTH FUND
--------------------------------------------------------------------------------
                                        FACE             MARKET
DESCRIPTION                         AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--7.3%
   U.S. Treasury Notes
     6.875%,  02/28/97                    $250        $    251
     7.000%,  04/15/99                     500             511
     7.750%,  11/30/99                     500             522
     5.875%,  06/30/00                     250             248
     7.500%,  11/15/01                     500             526
                                                      --------
Total U.S. Treasury Obligations
   (Cost $2,010)                                         2,058
                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS--30.3%
   Federal Farm Credit Bank
     7.950%,  04/01/02                     500             502
   Federal Home Loan Bank
     8.125%,  11/07/11                     500             495
   Federal Home Loan
     Mortgage Corporation
     6.550%,  01/04/00                     500             504
     7.300%,  11/07/11                     500             498
   Federal National Mortgage Association
     7.680%,  12/01/97                     300             305
     8.350%,  11/10/99                     500             529
     8.500%,  01/13/00                     500             500
     6.100%,  02/10/00                     500             498
     6.900%,  10/09/01                     500             498
     6.720%,  02/25/03                     500             494
     5.800%,  12/10/03                     500             481
     8.625%,  11/10/04                     500             521
     8.550%,  12/10/04                     750             762
     8.000%,  04/13/05                     500             503
     7.760%,  08/02/06                     500             508
   Tennessee Valley Authority
     7.450%,  10/15/01                     500             509
     6.375%,  06/15/05                     500             491
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $8,546)                                         8,598
                                                      --------
CORPORATE BONDS--5.7%
   American Express Credit
     6.750%,  06/01/01                     500             504
   E.I. duPont de Nemours
     6.750%,  10/15/02                     500             505
   Philip Morris
     9.250%,  02/15/00                     100             107
   Southern California Edison
     6.750%,  01/15/00                     500             504
                                                      --------
Total Corporate Bonds
   (Cost $1,598)                                         1,620
                                                      --------

--------------------------------------------------------------------------------
                                                        MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS--53.4%
AIRCRAFT--2.1%
   Boeing                                3,000        $    319
   United Technologies                   4,000             264
                                                      --------
                                                           583
                                                      --------
AUTOMOTIVE--1.2%
   Chrysler                             10,000             330
                                                      --------
BANKS--5.2%
   Bank of New York                      5,500             186
   Boatmen's Bancshares                  5,000             322
   Citicorp                              3,000             309
   J.P. Morgan                           3,500             342
   Norwest                               7,000             304
                                                      --------
                                                         1,463
                                                      --------
BEAUTY PRODUCTS--1.0%
   Colgate-Palmolive                     3,000             277
                                                      --------
CHEMICALS--2.1%
   Monsanto                              8,000             311
   PPG Industries                        5,000             281
                                                      --------
                                                           592
                                                      --------
COMPUTERS & SERVICES--4.2%
   3Com*                                 3,700             271
   Compaq Computer*                      4,000             297
   Hewlett Packard                       6,000             301
   Minnesota Mining &
     Manufacturing                       4,000             331
                                                      --------
                                                         1,200
                                                      --------
CONTAINERS & PACKAGING--1.0%
   Crown Cork & Seal                     5,000             272
                                                      --------
DRUGS--4.2%
   Bristol-Myers Squibb                  3,000             326
   Merck                                 4,000             317
   Pfizer                                3,300             273
   SmithKline Beecham                    4,000             272
                                                      --------
                                                         1,188
                                                      --------
ELECTRICAL UTILITIES--0.8%
   FPL Group                             5,000             230
                                                      --------
FINANCIAL SERVICES--1.0%
   Federal NationAl Mortgage Association  8,000            298
                                                      --------
FOOD, BEVERAGE & TOBACCO--4.2%
   Anheuser Busch                        8,000             320
   CPC International                     4,000             310
   Nestle S.A., (ADR)                    5,000             266
   Sara Lee                              8,000             298
                                                      --------
                                                         1,194
                                                      --------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                         MARKET
DESCRIPTION                            SHARES          VALUE (000)
--------------------------------------------------------------------------------
GAS/NATURAL GAS--1.8%
   Consolidated Natural Gas              4,300        $    238
   Enron                                 6,000             259
                                                      --------
                                                           497
                                                      --------
INSURANCE--1.9%
   American International Group          2,500             271
   Cigna                                 2,000             273
                                                      --------
                                                           544
                                                      --------
LEISURE PRODUCTS--0.9%
   Mattel                                9,000             250
                                                      --------
MACHINERY--2.7%
   Deere                                 4,500             183
   Emerson Electric                      3,000             290
   General Electric                      3,000             297
                                                      --------
                                                           770
                                                      --------
MEDICAL PRODUCTS & SERVICES--1.1%
   Columbia/HCA Healthcare               7,800             318
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--1.2%
   Microsoft*                            4,000             330
                                                      --------
PETROLEUM & FUEL PRODUCTS--0.8%
   Union Pacific Resources Group         7,700             225
                                                      --------
PETROLEUM REFINING--4.2%
   Amoco                                 4,000             322
   Exxon                                 3,000             294
   Mobil                                 2,000             245
   Royal Dutch Petroleum                 2,000             342
                                                      --------
                                                         1,203
                                                      --------
PRINTING & PUBLISHING--1.7%
   Gannett                               4,000             300
   Time Warner                           5,000             188
                                                      --------
                                                           488
                                                      --------
RAILROADS--1.8%
   Burlington Northern Santa Fe          3,000             259
   Union Pacific                         4,000             241
                                                      --------
                                                           500
                                                      --------
RETAIL--1.9%
   J.C. Penney                           6,000             293
   Sears Roebuck                         5,500             254
                                                      --------
                                                           547
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--1.1%
   Intel                                 2,500             327
                                                      --------
--------------------------------------------------------------------------------

                                     SHARES/FACE       MARKET
DESCRIPTION                         AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------

TELEPHONES & TELECOMMUNICATION--4.2%
   Ameritech                             4,500        $    273
   AT&T                                  5,500             239
   Bellsouth                             6,000             242
   Lucent Technologies                   5,000             231
   SBC Communications                    4,000             207
                                                      --------
                                                         1,192
                                                      --------
WHOLESALE--1.1%
   Alco Standard                         6,000             310
                                                      --------
Total Common Stocks
   (Cost $11,164)                                       15,128
                                                      --------

CASH EQUIVALENTS--2.8%
   SEI Liquid Asset Trust --
     Government Portfolio               $  629             629
   SEI Liquid Asset Trust--
     Treasury Portfolio                    173             173
                                                      --------
Total Cash Equivalents
   (Cost $802)                                             802
                                                      --------
Total Investments--99.5%
   (Cost $24,120)                                       28,206
                                                      --------
OTHER ASSETS AND LIABILITIES--0.5%
   Other Assets and Liabilities, Net                       132
                                                      --------

NET ASSETS:
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 1,690,045
     outstanding shares of
     beneficial interest                                15,328
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 797,474
     outstanding shares of
     beneficial interest                                 8,579
   Accumulated net realized gain on investments            345
   Net unrealized appreciation on investments            4,086
                                                      --------
Total Net Assets--100.0%                              $ 28,338
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $  11.39
                                                      ========
Net Asset Value and Redemption Price
   Per Shar -- Class B                                $  11.40
                                                      ========
Maximum Offering Price Per Share --
   Class B ($11.40 / 96%)                             $  11.88
                                                      ========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
                                       32

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996


INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                                                        MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--93.7%
ARGENTINA--1.0%
   Perez Companc                         7,500       $      53
   Quilmes Industrial (ADR)              3,600              33
   YPF Sociedad Anonima (ADR)            3,000              76
                                                      --------
                                                           162
                                                      --------
AUSTRALIA--4.3%
   Amcor                                13,100              84
   Boral                                46,390             132
   Broken Hill Proprietary              11,047             157
   Goodman Fielder                      94,084             117
   Pioneer International                30,000              89
   Qantas Air (ADR)                      5,350              87
                                                      --------
                                                           666
                                                      --------
AUSTRIA--0.9%
   OMV                                   1,200             135
                                                      --------
BELGIUM--0.8%
   Credit Communal de Belgique*          1,300             119
                                                      --------
BRAZIL--1.0%
   Electrobras                          80,000              29
   Electrobras (ADR)                     4,300              77
   Telecomunicacoes Brasileiras        670,000              48
                                                      --------
                                                           154
                                                      --------
CANADA--1.6%
   Canada Pacific (ADR)                  7,500             198
   Canwest Global Communication          4,800              50
                                                      --------
                                                           248
                                                      --------
CHILE--0.7%
   Enersis (ADR)                         3,900             108
                                                      --------
DENMARK--2.6%
   Tele Denmark (ADS)                    4,750             129
   Unidanmark Series A                   5,350             277
                                                      --------
                                                           406
                                                      --------
FINLAND--2.0%
   Merita Bank Series A*                18,000              56
   Metsa Serla Series B                 10,500              79
   Nokia Series A (ADR)                  1,600              92
   Rauma Oy                              4,000              84
                                                      --------
                                                           311
                                                      --------

--------------------------------------------------------------------------------

                                                         MARKET
DESCRIPTION                            SHARES          VALUE (000)
--------------------------------------------------------------------------------
FRANCE--8.6%
   Accor                                   815        $    103
   Assurances Generales de France        5,000             161
   Banque National Paris Series A        3,750             145
   Cie de Saint Gobain                     600              85
   Credit Commerce France                2,000              93
   Havas                                 2,265             159
   Peugeot                                 300              34
   Remy Cointreau                        2,000              57
   Rhone Poulenc                         4,930             168
   Societe Generale                        873              94
   Societe Nationale Elf Aquitaine       1,900             173
   Total Series B                          829              67
                                                      --------
                                                         1,339
                                                      --------
GERMANY--4.8%
   Daimler Benz*                         3,500             240
   Degussa                                 345             157
   Karstadt                                290              96
   Mannesmann                              120              52
   Metallgesellschaft*                  10,000             204
                                                      --------
                                                           749
                                                      --------
HONG KONG--4.1%
   Citic Pacific                        10,000              58
   Hutchison Whampoa                    23,000             181
   Lai Sun Development                  16,000              24
   New World Development                 4,000              27
   Sung Hung Kai Properties             14,000             171
   Swire Pacific Series A               15,000             143
   Tingyi (Cayman Island)*             140,000              37
                                                      --------
                                                           641
                                                      --------
INDIA--0.4%
   State Bank of India (GDR)*            3,500              61
                                                      --------
INDONESIA--1.0%
   Bank BNI                             77,000              42
   Jaya Real Property                   30,000              42
   Kalbe Farma                          38,000              43
   PT Indosat (ADR)                      1,000              27
                                                      --------
                                                           154
                                                      --------
IRELAND--0.7%
   Allied Irish Bank                     2,811              19
   Jefferson Smurf (GBP)                30,000              92
                                                      --------
                                                           111
                                                      --------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                         MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------
ITALY--3.2%
   Arnaldo Mondadori                    13,000        $    106
   Banca Commerciale Italiana           40,000              73
   Fiat                                 20,000              60
   Finanziaria Autogrill*               30,000              29
   Stet Societa Finanziaria Telefonica  35,000             159
   Telecom Italia                       25,000              65
                                                      --------
                                                           492
                                                      --------
JAPAN--18.5%
   Asahi Organic Chemical                8,000              47
   Canon Sales                           3,300              73
   Chudenko                              1,000              29
   Chugai Pharmaceutical                14,000             117
   Cosel                                 1,000              16
   Dai Nippon Printing                   7,000             123
   Danto                                 1,000              10
   Eisai                                 4,000              79
   Fuji Machine Manufacturing            3,000              80
   JGC                                  10,000              75
   Kyudenko                              3,000              31
   Mabuchi Motor                         3,000             151
   Maruichi Steel Tube                   6,000             104
   Matsushita Electric                   8,000             131
   Mitsubishi Heavy Industries          14,000             111
   Murata Manufacturing                  3,000             100
   NGK Spark Plugs                      13,000             143
   Nippon Express                        8,000              55
   Nippon Television Network               550             166
   Nomura Securities                     6,000              90
   Onward Kashiyama                     13,000             183
   Sakura Bank                           9,000              64
   Sanwa Bank                            5,000              68
   Seventy-Seven Bank                    7,000              57
   Sony                                  1,000              66
   Sumitomo Realty & Development        16,000             101
   Sumitomo Trust & Banking              2,000              20
   Toda Construction                     6,000              46
   Tokio Marine & Fire Insurance         9,000              85
   Toyo Ink                             26,000             107
   Toyota Motor                          5,000             144
   World                                 2,100              87
   Yamato Kogyo                         12,000             111
   Yamazaki Baking                       1,000              16
                                                      --------
                                                         2,886
                                                      --------
KOREA--1.7%
   Hanil Bank                            3,000              21
   Hanwha Chemical                       2,000              15
   Cho Sun Breweries*                    3,020              77
   Daewoo Securities*                    2,000              26
--------------------------------------------------------------------------------
                                                         MARKET
DESCRIPTION                            SHARES         VALUE (000)
--------------------------------------------------------------------------------
   Korea Electric Power                  1,000       $      29
   Korean Air Lines                      1,450              22
   Pohang Iron & Steel (ADR)             3,000              61
   Shinsegae Department Store*             200               8
                                                      --------
                                                           259
                                                      --------
MALAYSIA--1.9%
   Land & General                       30,000              72
   MBF Capital                          16,000              26
   Resorts World                        13,000              59
   Sime Darby                           36,000             142
                                                      --------
                                                           299
                                                      --------
MEXICO--1.9%
   Cemex CPO                             4,800              17
   Cemex SA de CV Series A              10,200              37
   Femsa Series B                       20,000              68
   Grupo Carso*                         22,000             117
   Grupo Financiero
     Bancomer Rights*                  140,000              --
     Bancomer Series B*                140,000              56
   Trans Maritima Series A  (ADR)        2,350              11
                                                      --------
                                                           306
                                                      --------
NETHERLANDS--3.2%
   Akzo Nobel                              400              55
   International Nederland               5,000             180
   KLM                                   4,107             115
   Polygram                              3,000             153
                                                      --------
                                                           503
                                                      --------
NEW ZEALAND--0.9%
   Air New Zealand Series B             28,127              76
   Carter Holt Harvey                   30,000              68
                                                      --------
                                                           144
                                                      --------
NORWAY--1.5%
   Fokus Bank                           13,600              94
   Nycomed ASA Series A*                 6,800             104
   Saga Petroleum AS Series A            2,800              47
                                                      --------
                                                           245
                                                      --------
PHILIPPINES--0.5%
   Philippine Long Distance
     Telephone (ADR)*                    1,000              51
   Phillipino Telephone                 30,000              25
                                                      --------
                                                            76
                                                      --------
PORTUGAL--0.1%
   Telecel Comunicacoes Pessoai*           200              13
                                                      --------

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996



--------------------------------------------------------------------------------
                                                         MARKET
DESCRIPTION                            SHARES          VALUE (000)
--------------------------------------------------------------------------------
SINGAPORE--3.6%
   Development Bank of Singapore        11,000       $     149
   Far East Levingston Shipbuilding     20,000             104
   Keppel                               15,000             117
   Straits Steamship Land               20,000              64
   United Overseas Bank                 12,000             134
                                                      --------
                                                           568
                                                      --------
SPAIN--2.7%
   Acerinox S.A.                           650              94
   Empresa Nacional de Electricidad      1,600             114
   Empresa Nacional de
     Electricidad (ADR)                  2,000             140
   Telefonica de Espana                  3,500              81
                                                      --------
                                                           429
                                                      --------
SWEDEN--1.2%
   BT Industries*                        1,650              31
   Pharmacia & Upjohn                    4,000             164
                                                      --------
                                                           195
                                                      --------
SWITZERLAND--3.1%
   Compagnie Financiere Richemont           50              70
   Nestle SA                               120             129
   Sulzer AG                               100              58
   Sulzer Gerbruder                        265             142
   Swissair Registered                     100              81
                                                      --------
                                                           480
                                                      --------
THAILAND--1.0%
   Bangkok Metro Bank                  165,609              65
   Land & House                          2,700              20
   Siam City Cement                      2,000              10
   Siam Commercial Bank                  8,000              58
                                                      --------
                                                           153
                                                      --------
UNITED KINGDOM--13.9%
   Amersham International                2,000              39
   Associated British Foods             14,000             116
   Bank of Scotland                     30,000             158
   BOC Group                             7,000             105
   Boots                                10,000             103
   British Gas                          30,000             115
   British Telecommunications           18,750             127
   BTR                                  25,000             121
   Cookson Group                        30,000             121
   De La Rue                            16,000             157
   National Grid Group                  20,000              67
   Northern Foods                       10,000              35
   Powergen                             12,903             126
   Rank Organization                    14,500             109
   Reckitt & Coleman                    10,450             129
--------------------------------------------------------------------------------
                                     SHARES/FACE         MARKET
DESCRIPTION                         AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
   Royal Bank of Scotland               13,601       $     131
   Sainsbury (J)                        30,457             202
   Sun Alliance Group                   11,919              91
   Sun Life & Provincial Holdings*      20,000              89
   United Biscuits                      10,000              36
                                                      --------
                                                         2,177
                                                      --------
VENEZUELA--0.3%
   CIA Anonima Tele (ADR)                1,500              42
                                                      --------
Total Foreign Common Stocks
   (Cost $13,862)                                       14,631
                                                      --------

FOREIGN PREFERRED STOCKS--1.1%
BRAZIL--0.4%
   Brahma                               38,400              21
   Petroleo Brasileiro*                250,000              40
                                                      --------
                                                            61
                                                      --------
GERMANY--0.7%
   Hornbach                              1,600             114
                                                      --------
Total Foreign Preferred Stocks
   (Cost $164)                                             175
                                                      --------

REPURCHASE AGREEMENT--5.0%
   J.P. Morgan
     6.60%, dated 12/31/96,
     matures 01/02/97, repurchase
     price $774,284 (collateralized by
     U.S. Treasury Note, par value
     $586,000, 9.875%, due 11/15/15,
     market value $790,700)             $  774             774
                                                      --------
Total Repurchase Agreement
   (Cost $774)                                             774
                                                      --------
Total Investments--99.8%
   (Cost $14,800)                                       15,580
                                                      --------
OTHER ASSETS AND LIABILITIES--0.2%
   Other Assets and Liabilities, Net                        30
                                                      --------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization -- no
     par value) based on 1,319,976
     outstanding shares of
     beneficial interest                                13,855
   Portfolio shares of Class B
     (unlimited authorization -- no
     par value) based on 70,138
     outstanding shares of
     beneficial interest                                   724

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                                          VALUE (000)
--------------------------------------------------------------------------------


   Undistributed net investment income               $      48
   Accumulated net realized gain
     on investments                                        202
   Net unrealized appreciation on
     foreign currency contracts and translation
     of other assets and liabilities denominated
     in foreign currency                                     1
   Net unrealized appreciation on investment               780
                                                      --------
Total Net Assets--100.0%                              $ 15,610
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                         $  11.23
                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Class B                         $  11.22
                                                      ========
Maximum Public Offering Price
   Per Share--Class B ($11.22 / 96%)                  $  11.69
                                                      ========
*  NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
ADS -- AMERICAN DEPOSITORY SHARES
GBP -- GREAT BRITISH POUNDS
GDR -- GLOBAL DEPOSITORY RECEIPT


   The accompanying notes are an integral part of the financial statements.

                                                                  [LOGO OMITTED]
                                                               DECEMBER 31, 1996


STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                  ----------------------------------------------------------------------------------
                                                            U.S. TREASURY          PRIME                             U.S. TREASURY
                                                             SECURITIES         OBLIGATION         TAX-EXEMPT         SECURITIES
                                                                MONEY              MONEY              MONEY           PLUS MONEY
                                                               MARKET             MARKET             MARKET             MARKET
                                                                FUND               FUND               FUND               FUND
                                                  ----------------------------------------------------------------------------------
INTEREST INCOME:                                               $21,779           $20,106             $2,594              $3,560
                                                  ----------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                       1,497             1,309                256                 101
Less investment advisory fee waived                                (14)              (59)               (20)                (66)
Administration fee                                                 855               747                146                 236
Custodian fee                                                      107                90                 18                  19
Transfer agent fee                                                 118               102                 34                  27
Professional fees                                                  129               113                 22                  16
Registration fees                                                   13                58                  3                   3
Distribution fees (1)                                                9                21                 10                  18
Printing expense                                                    56                51                 10                   8
Amortization of deferred organizational costs                        4                 4                  4                   6
Insurance and other expenses                                        15                16                  3                   4
                                                  ----------------------------------------------------------------------------------
   Total expenses                                                2,789             2,452                486                 372
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           18,990            17,654              2,108               3,188

   Net realized gain (loss)
   on investments                                                   40               (32)                (1)                 --
                                                  ----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $19,030           $17,622             $2,107              $3,188
                                                  ----------------------------------------------------------------------------------


(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE CLASS B LEVEL EXCEPT FOR U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



                         The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                     INTERMEDIATE-
                                                                                                   NEW JERSEY            TERM
                                                             SHORT-TERM            FIXED            MUNICIPAL         GOVERNMENT
                                                             INVESTMENT           INCOME           SECURITIES         SECURITIES
                                                                FUND               FUND               FUND               FUND
                                                          --------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                                                  --                --                  --                  --
   Interest income                                              $1,914            $7,263              $2,295              $1,875
   Less: Foreign taxes withheld                                     --                --                  --                  --
                                                          --------------------------------------------------------------------------
   Total income                                                  1,914             7,263               2,295               1,875
                                                          --------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                                         203               682                 287                 185
Less investment advisory fee waived                                (56)             (133)               (117)                (21)
Administration fee                                                  68               227                  96                  62
Less administration fee waived                                      --                --                  (9)                 --
Custodian fee                                                        8                28                  12                   8
Transfer agent fee                                                  26                43                  34                  16
Professional fees                                                    9                31                  12                  --
Registration fees                                                    1                 1                  (3)                 (2)
Distribution fees (1)                                                4                15                  58                   8
Printing expense                                                     3                12                   3                   1
Amortization of deferred organizational costs                        5                 5                   4                   4
Insurance and other expenses                                         4                13                   3                  --
                                                          --------------------------------------------------------------------------
   Total expenses, net of waivers                                  275               924                 380                 261
                                                          --------------------------------------------------------------------------
NET INVESTMENT INCOME                                            1,639             6,339               1,915               1,614
   Net realized gain (loss)
   on investments                                                  (29)               (8)                (71)               (172)
   Net realized loss on foreign currency
      transactions and foreign currency contracts                    --               --                  --                  --
   Net change in unrealized appreciation on
      foreign currency and translation of other
      assets and liabilities denominated in
      foreign currency                                               --               --                  --                  --
   Net unrealized appreciation (deprecation)
      of investment securities                                     (36)           (3,461)               (483)               (533)
                                                          --------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $1,574            $2,870              $1,361                $909
                                                          --------------------------------------------------------------------------

(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE CLASS B LEVEL.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                                 [LOGO OMITTED]
                                                              DECEMBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
      PENNSYLVANIA
        MUNICIPAL                           EQUITY             EQUITY               MID CAP         BALANCED          INTERNATIONAL
       SECURITIES         GNMA               VALUE             INCOME                VALUE           GROWTH              GROWTH
          FUND            FUND               FUND               FUND                  FUND            FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
            --              --             $ 2,190           $ 1,820                 $685              $401                $310
          $202            $624                 454               258                   52             1,223                  39
           --               --                  --                --                   --                --                 (32)
------------------------------------------------------------------------------------------------------------------------------------
           202             624               2,644             2,078                  737             1,624                 317
------------------------------------------------------------------------------------------------------------------------------------


            24              53                 803               464                  377               272                 134
           (24)            (31)               (300)             (181)                (149)             (111)                (31)
             8              18                 214               124                  101                73                  27
            (8)             --                  --                --                   --                --                  --
             1               2                  27                15                   12                 9                  23
            24              23                  44                33                   30                27                  22
            --               3                  31                16                   14                10                   3
            --              --                  13                 7                    2                (2)                  6
             1               4                  22                29                   15                22                   2
            --               1                  13                 7                    5                 4                   2
             1               2                   5                 5                    5                 5                   3
             1               1                   9                 6                    5                 4                  13
------------------------------------------------------------------------------------------------------------------------------------
            28              76                 881               525                  417               313                 204
------------------------------------------------------------------------------------------------------------------------------------
           174             548               1,763             1,553                  320             1,311                 113


            (3)             13              17,503            10,647                4,218             4,293               1,013

            --              --                  --                --                   --                --                  (9)



            --              --                  --                --                   --                --                   1
           (17)           (317)              2,402                32                1,825            (1,625)                307
------------------------------------------------------------------------------------------------------------------------------------
          $154            $244             $21,668           $12,232               $6,363            $3,979              $1,425
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31,

MONEY MARKET FUNDS

                                                         ---------------------------------------------------------------------------
                                                                       U.S. TREASURY                    PRIME OBLIGATION
                                                                        SECURITIES                        MONEY MARKET
                                                                     MONEY MARKET FUND                        FUND
                                                         ---------------------------------------------------------------------------
                                                                   1996              1995               1996              1995
                                                         ---------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                        $ 18,990            $ 19,550         $  17,654          $  11,821
Net realized gain (loss) on securities sold                           40                 110               (32)                44
                                                         ---------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                19,030              19,660            17,622             11,865
                                                         ---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                                    (18,841)            (19,473)          (17,270)           (11,601)
      Class B                                                       (149)                (77)             (384)              (220)
   Realized capital gains:
      Class A                                                         --                  --                --                 --
      Class B                                                         --                  --                --                 --
                                                         ---------------------------------------------------------------------------
          Total distributions                                    (18,990)            (19,550)          (17,654)           (11,821)
                                                         ---------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class A:
      Shares issued                                            1,120,245           1,066,121           802,073            610,748
      Shares issued in lieu of cash distributions                     90                   1               973                 --
      Shares redeemed                                         (1,079,179)         (1,067,826)         (661,258)          (508,503)
                                                         ---------------------------------------------------------------------------
         Net Class A share transactions                           41,156              (1,704)          141,788            102,245
                                                         ---------------------------------------------------------------------------
   Class B:
      Shares issued                                                4,115               6,412            20,093              9,612
      Shares issued in lieu of cash distributions                    137                  65               363                199
      Shares redeemed                                             (4,279)             (3,578)          (16,034)            (6,167)
                                                         ---------------------------------------------------------------------------
         Net Class B share transactions                              (27)              2,899             4,422              3,644
                                                         ---------------------------------------------------------------------------
   Increase in net assets from
     share transactions                                           41,129               1,195           146,210            105,889
                                                         ---------------------------------------------------------------------------
   Total increase in net assets                                   41,169               1,305           146,178            105,933
                                                         ---------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           467,063             465,758           266,592            160,659
                                                         ---------------------------------------------------------------------------
NET ASSETS:
   End of period                                                $508,232            $467,063          $412,770           $266,592
                                                         ---------------------------------------------------------------------------
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                         The accompanying notes are an integral part of the financial statements.

                                                            40

                                                      [LOGO OMITTED]
                                                     DECEMBER 31, 1996

--------------------------------------------------------------------------------
             TAX-EXEMPT                                   U.S. TREASURY
            MONEY MARKET                                 SECURITIES PLUS
                FUND                                    MONEY MARKET FUND
--------------------------------------------------------------------------------
      1996                 1995                     1996                 1995
--------------------------------------------------------------------------------
    $ 2,108          $    1,896                  $  3,188           $    2,995
         (1)                 (5)                       --                    4
--------------------------------------------------------------------------------
      2,107               1,891                     3,188                2,999
--------------------------------------------------------------------------------
     (2,003)             (1,764)                   (3,188)              (2,995)
       (105)               (132)                       --                   --
      --                   --                         --                    --
      --                   --                         --                    --
--------------------------------------------------------------------------------
     (2,108)             (1,896)                   (3,188)              (2,995)
--------------------------------------------------------------------------------
    136,217             140,400                   527,102              418,839
        101                  --                     3,035                2,350
   (132,864)           (114,513)                 (529,661)            (402,797)
--------------------------------------------------------------------------------
      3,454              25,887                       476               18,392
--------------------------------------------------------------------------------
      6,240               7,924                        --                   --
        114                 112                        --                   --
     (7,739)             (5,587)                       --                   --
--------------------------------------------------------------------------------
     (1,385)              2,449                        --                   --
--------------------------------------------------------------------------------
      2,069              28,336                       476               18,392
--------------------------------------------------------------------------------
      2,068              28,331                       476               18,396
--------------------------------------------------------------------------------
     68,866              40,535                    64,697               46,301
--------------------------------------------------------------------------------
   $ 70,934            $ 68,866                  $ 65,173            $  64,697
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31,
FIXED INCOME FUNDS

                                                           -------------------------------------------------------------------------
                                                                                SHORT-TERM                         FIXED
                                                                                INVESTMENT                        INCOME
                                                                                   FUND                            FUND
                                                           -------------------------------------------------------------------------
                                                                          1996            1995              1996           1995
                                                           -------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                                $ 1,639           $ 1,741         $ 6,339          $ 6,455
   Net realized gain (loss) on securities sold                              (29)               43              (8)            (191)
   Net unrealized appreciation (depreciation)
      of investment securities                                              (36)              134          (3,461)          11,725
                                                           -------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                        1,574             1,918           2,870           17,989
                                                           -------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Class A                                                               (1,571)           (1,676)         (6,017)          (6,151)
   Class B                                                                  (69)              (64)           (322)            (305)
   Realized capital gains:
   Class A                                                                    --               --             (11)             --
   Class B                                                                    --               --              --              --
                                                           -------------------------------------------------------------------------
          Total distributions                                            (1,640)           (1,740)         (6,350)          (6,456)
                                                           -------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Class A:
      Proceeds from shares issued                                        16,470            10,526          12,563           14,073
      Reinvestment of cash distributions                                  1,504             1,642           6,010            5,297
      Cost of shares redeemed                                           (16,926)          (10,885)        (28,653)         (13,377)
                                                           -------------------------------------------------------------------------
         Net Class A share transactions                                   1,048             1,283         (10,080)           5,993
                                                           -------------------------------------------------------------------------
   Class B:
      Proceeds from shares issued                                           492             1,553           2,412            1,524
      Reinvestment of cash distributions                                     62                58             274              197
      Cost of shares redeemed                                            (1,515)             (343)         (3,520)          (1,977)
                                                           -------------------------------------------------------------------------
         Net Class B share transactions                                    (961)            1,268            (834)            (256)
                                                           -------------------------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                                      87             2,551         (10,914)           5,737
                                                           -------------------------------------------------------------------------
   Total increase (decrease) in net assets                                   21             2,729         (14,394)          17,270
                                                           -------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                   32,685            29,956         119,353          102,083
                                                           -------------------------------------------------------------------------
NET ASSETS:
   End of period                                                        $32,706           $32,685        $104,959         $119,353
SHARES ISSUED AND REDEEMED:
   Class A shares:
      Issued                                                              1,647             1,050           1,208            1,399
      Issued in lieu of cash distributions                                  150               164             609              526
      Redeemed                                                           (1,693)           (1,086)         (2,829)          (1,336)
                                                           -------------------------------------------------------------------------
         Net Class A share transactions                                     104               128          (1,012)             589
                                                           -------------------------------------------------------------------------
   Class B shares:
      Issued                                                                 49               154             236              149
      Issued in lieu of cash distributions                                    6                 6              27               20
      Redeemed                                                             (151)              (34)           (347)            (197)
                                                           -------------------------------------------------------------------------
         Net Class B share transactions                                     (96)              126             (84)             (28)
                                                           -------------------------------------------------------------------------
         Net increase (decrease) in shares                                    8               254          (1,096)             561
                                                           -------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                         The accompanying notes are an integral part of the financial statements.

                                                                  [LOGO OMITTED]
                                                               DECEMBER 31, 1996


------------------------------------------------------------------------------------------------------------------------------------
        NEW JERSEY                         INTERMEDIATE-                      PENNSYLVANIA
         MUNICIPAL                        TERM GOVERNMENT                       MUNICIPAL                         GNMA
      SECURITIES FUND                     SECURITIES FUND                    SECURITIES FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
     1996          1995                 1996          1995                 1996          1995               1996          1995
------------------------------------------------------------------------------------------------------------------------------------
    $1,915      $  2,036             $ 1,614        $  1,683              $  174        $   133             $  548      $    581
       (71)          (59)               (172)           (624)                 (3)            16                 13             1
      (483)        3,802                (533)          3,243                 (17)           205               (317)        1,054
------------------------------------------------------------------------------------------------------------------------------------
     1,361         5,779                 909           4,302                 154            354                244         1,636
------------------------------------------------------------------------------------------------------------------------------------
    (1,007)       (1,069)             (1,453)         (1,545)               (161)          (123)              (453)         (472)
      (907)         (965)               (161)           (139)                (13)           (10)               (95)         (105)
        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
------------------------------------------------------------------------------------------------------------------------------------
    (1,914)       (2,034)             (1,614)         (1,684)               (174)          (133)              (548)         (577)
------------------------------------------------------------------------------------------------------------------------------------
     4,639        10,887               7,641          11,820                 789            651              2,410         2,519
       879           881               1,116           1,271                   9             --                337           325
   (12,628)       (5,551)            (12,330)        (12,889)               (458)          (242)            (4,683)       (1,935)
------------------------------------------------------------------------------------------------------------------------------------
    (7,110)        6,217              (3,573)            202                 340            409             (1,936)          909
------------------------------------------------------------------------------------------------------------------------------------
     3,066         7,955                 726           1,667                  76             59                187           193
       741           783                 135             112                  10              8                 64            68
    (9,242)       (5,838)             (1,868)           (706)                (11)          (153)              (526)         (554)
------------------------------------------------------------------------------------------------------------------------------------
    (5,435)        2,900              (1,007)          1,073                  75            (86)              (275)         (293)
------------------------------------------------------------------------------------------------------------------------------------
   (12,545)        9,117              (4,580)          1,275                 415            323             (2,211)          616
------------------------------------------------------------------------------------------------------------------------------------
   (13,098)       12,862              (5,285)          3,893                 395            544             (2,515)        1,675
------------------------------------------------------------------------------------------------------------------------------------
    54,034        41,172              32,542          28,649               3,614          3,070             10,511         8,836
------------------------------------------------------------------------------------------------------------------------------------
   $40,936       $54,034             $27,257         $32,542              $4,009         $3,614             $7,996       $10,511
------------------------------------------------------------------------------------------------------------------------------------
       434         1,033                 750           1,176                  78             65                252           262
        83            84                 110             126                   1             --                 35            34
    (1,187)         (528)             (1,215)         (1,280)                (46)           (24)              (485)         (205)
------------------------------------------------------------------------------------------------------------------------------------
      (670)          589                (355)             22                  33             41               (198)           91
------------------------------------------------------------------------------------------------------------------------------------
       287           754                  71             164                   8              6                 19            19
        70            75                  14              11                   1              1                  7             7
      (871)         (559)               (184)            (71)                 (1)           (16)               (55)          (59)
------------------------------------------------------------------------------------------------------------------------------------
      (514)          270                 (99)            104                   8             (9)               (29)          (33)
------------------------------------------------------------------------------------------------------------------------------------
    (1,184)          859                (454)            126                  41             32               (227)           58
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31,

EQUITY FUNDS

                                                               ---------------------------------------------------------------------
                                                                             EQUITY VALUE                     EQUITY INCOME
                                                                                 FUND                              FUND
                                                               ---------------------------------------------------------------------
                                                                          1996            1995              1996           1995
                                                               ---------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                                 $ 1,763          $ 1,586          $ 1,553         $ 1,178
   Net realized gain on securities sold                                   17,503            6,540           10,647           2,837
   Net realized loss on foreign currency transactions                         --               --               --              --
   Net unrealized appreciation on foreign currency and
      translation of other assets and liabilities in
      foreign currency                                                        --               --               --              --
   Net unrealized appreciation (depreciation)
      of investment securities                                             2,402           15,433               32           9,914
                                                               ---------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                        21,668           23,559           12,232          13,929
                                                               ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Class A                                                                (1,641)          (1,491)          (1,301)         (1,011)
   Class B                                                                  (122)             (95)            (252)           (174)
Realized capital gains:
   Class A                                                               (15,212)          (5,108)          (7,946)         (1,576)
   Class B                                                                (1,302)            (471)          (1,706)           (336)
                                                               ---------------------------------------------------------------------
          Total distributions                                            (18,277)          (7,165)         (11,205)         (3,097)
                                                               ---------------------------------------------------------------------
SHARE TRANSACTIONS:
   Class A:
      Proceeds from shares issued                                         33,908           11,043           16,356           4,217
      Reinvestment of cash distributions                                  16,529            6,427            8,601           2,481
      Cost of shares redeemed                                            (19,461)         (11,758)         (11,867)         (6,188)
                                                               ---------------------------------------------------------------------
         Net Class A share transactions                                   30,976            5,712           13,090             510
                                                               ---------------------------------------------------------------------
   Class B:
      Proceeds from shares issued                                          2,210            3,923            5,660           3,547
      Reinvestment of cash distributions                                   1,421              489            1,928             497
      Cost of shares redeemed                                             (1,604)            (635)          (5,040)         (1,743)
                                                               ---------------------------------------------------------------------
         Net Class B share transactions                                    2,027            3,777            2,548           2,301
                                                               ---------------------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                                   33,003            9,489           15,638           2,811
                                                               ---------------------------------------------------------------------
   Total increase (decrease) in net assets                                36,394           25,883           16,665          13,643
                                                               ---------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                    90,321           64,438           53,814          40,171
                                                               ---------------------------------------------------------------------
NET ASSETS:
   End of period                                                        $126,715          $90,321          $70,479         $53,814
                                                               ---------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Class A shares:
      Issued                                                               2,485              912            1,181             355
      Issued in lieu of cash distributions                                 1,226              508              640             197
      Redeemed                                                            (1,418)            (993)            (847)           (533)
                                                               ---------------------------------------------------------------------
         Net Class A share transactions                                    2,293              427              974              19
                                                               ---------------------------------------------------------------------
   Class B shares:
      Issued                                                                 160              313              414             289
      Issued in lieu of cash distributions                                   109               38              143              39
      Redeemed                                                              (116)             (52)            (360)           (144)
                                                               ---------------------------------------------------------------------
         Net Class B share transactions                                      153              299              197             184
                                                               ---------------------------------------------------------------------
         Net increase (decrease) in shares                                 2,446              726            1,171             203
                                                               ---------------------------------------------------------------------

(1) THE INTERNATIONAL GROWTH FUND COMMENCED OPERATIONS ON MAY 1, 1995. THE INFORMATION PRESENTED IS FOR THE PERIOD ENDED DECEMBER 31, 1995.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                         The accompanying notes are an integral part of the financial statements.



                                                                                                       [LOGO OMITTED]
                                                                                                     DECEMBER 31, 1996




       MID CAP VALUE                      BALANCED GROWTH                 INTERNATIONAL GROWTH
           FUND                                FUND                             FUND (1)

    1996           1995                1996            1995                1996          1995
----------------------------------------------------------------------------------------------------

    $  320        $  535              $ 1,311       $ 1,446               $  113         $  32
     4,218           764                4,293         1,009                1,013            81
        --            --                   --            --                   (9)          (16)
        --            --                   --            --                    1            --
     1,825         6,078               (1,625)        6,664                  307           473
----------------------------------------------------------------------------------------------------
     6,363         7,377                3,979         9,119                1,425           570
----------------------------------------------------------------------------------------------------
      (295)         (484)                (995)       (1,174)                (100)          (19)
       (25)          (55)                (316)         (275)                  (3)           (1)
    (2,642)         (740)              (2,650)         (358)                (779)          (19)
      (341)         (101)              (1,256)          (92)                 (42)           (1)
----------------------------------------------------------------------------------------------------
    (3,303)       (1,380)              (5,217)       (1,899)                (924)          (40)
----------------------------------------------------------------------------------------------------
     4,772         5,976                5,420         3,566                5,647         9,881
     2,816         1,187                3,290         1,457                  521            21
    (7,122)       (3,497)             (20,821)       (5,599)              (1,804)         (411)
----------------------------------------------------------------------------------------------------
       466         3,666              (12,111)         (576)               4,364         9,491
----------------------------------------------------------------------------------------------------
       665         1,272                1,186         1,472                1,040           604
       363           154                1,535           357                   45             2
    (1,180)       (1,076)              (1,631)       (1,534)                (951)          (16)
----------------------------------------------------------------------------------------------------
      (152)          350                1,090           295                  134           590
----------------------------------------------------------------------------------------------------
       314         4,016              (11,021)         (281)               4,498        10,081
----------------------------------------------------------------------------------------------------
     3,374        10,013              (12,259)        6,939                4,999        10,611
----------------------------------------------------------------------------------------------------
    48,028        38,015               40,597        33,658               10,611            --
----------------------------------------------------------------------------------------------------
   $51,402       $48,028              $28,338       $40,597              $15,610       $10,611
----------------------------------------------------------------------------------------------------
       365           491                  439           315                  503           969
       214            96                  281           126                   47             2
      (539)         (296)              (1,697)         (491)                (161)          (41)
----------------------------------------------------------------------------------------------------
        40           291                 (977)          (50)                 389           930
----------------------------------------------------------------------------------------------------
        50           106                   95           132                   93            59
        28            12                  132            31                    4            --
       (90)          (89)                (130)         (141)                 (84)           (1)
----------------------------------------------------------------------------------------------------
       (12)           29                   97            22                   13            58
----------------------------------------------------------------------------------------------------
        28           320                 (880)          (28)                 402           988
----------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                       RATIO OF
                                                                                                   RATIO OF EXPENSES   NET INCOME
             NET ASSET           DISTRIBUTIONS                               RATIO OF    RATIO OF     TO AVERAGE       TO AVERAGE
               VALUE       NET     FROM NET   NET ASSET          NET ASSETS   EXPENSES   NET INCOME    NET ASSETS       NET ASSETS
             BEGINNING INVESTMENT INVESTMENT  VALUE END   TOTAL    END OF    TO AVERAGE  TO AVERAGE    (EXCLUDING       (EXCLUDING
             OF PERIOD   INCOME     INCOME    OF PERIOD  RETURN  PERIOD(000) NET ASSETS  NET ASSETS      WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996        $1.00      $0.04     $(0.04)     $1.00     4.53%   $504,729       0.65%       4.44%         0.65%          4.44%
   1995         1.00       0.05      (0.05)      1.00     5.05     463,531       0.65        4.92          0.65           4.92
   1994         1.00       0.03      (0.03)      1.00     3.44     465,125       0.62        3.39          0.62           3.39
   1993         1.00       0.02      (0.02)      1.00     2.46     420,947       0.64        2.42          0.64           2.42
   1992(1)
   1996        $1.00      $0.04     $(0.04)     $1.00     4.27%     $3,503       0.90%       4.19%         0.90%          4.19%
   1995         1.00       0.05      (0.05)      1.00     4.80       3,532       0.90        4.66          0.90           4.66
   1994         1.00       0.03      (0.03)      1.00     3.17         633       0.87        3.07          0.87           3.07
   1993         1.00       0.02      (0.02)      1.00     2.21         834       0.89        2.17          0.89           2.17
   1992(1)      1.00       0.02      (0.02)      1.00     2.56*        436       0.90        2.27          0.95           2.22
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996         $1.00     $0.05     $(0.05)     $1.00     4.83%   $401,423       0.65%      4.73%          0.67%          4.71%
   1995          1.00      0.05      (0.05)      1.00     5.40     259,667       0.65       5.26           0.66           5.25
   1994          1.00      0.04      (0.04)      1.00     3.67     157,378       0.62       3.68           0.62           3.68
   1993          1.00      0.03      (0.03)      1.00     2.65     129,780       0.64       2.63           0.64           2.63
   1992(1)       1.00      0.02      (0.02)      1.00     2.85*    124,811       0.65       2.63           0.77           2.51
   CLASSB
   1996         $1.00     $0.04     $(0.04)     $1.00     4.58%   $ 11,347       0.90%      4.48%          0.92%          4.46%
   1995          1.00      0.05      (0.05)      1.00     5.14       6,925       0.90       5.01           0.91           5.00
   1994          1.00      0.03      (0.03)      1.00     3.40       3,281       0.87       3.89           0.87           3.89
   1993          1.00      0.02      (0.02)      1.00     2.40         377       0.89       2.38           0.89           2.38
   1992(1)       1.00      0.02      (0.02)      1.00     2.60*        243       0.89       2.43           1.01           2.31
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996         $1.00     $0.03     $(0.03)     $1.00     2.94%    $67,082       0.65%      2.90%          0.68%          2.87%
   1995          1.00      0.03      (0.03)      1.00     3.42      63,628       0.65       3.37           0.72           3.30
   1994          1.00      0.02      (0.02)      1.00     2.27      37,745       0.65       2.27           0.68           2.24
   1993          1.00      0.02      (0.02)      1.00     1.99      32,994       0.65       1.97           0.69           1.93
   1992(2)       1.00      0.02      (0.02)      1.00     2.42*     22,963       0.65       2.39           0.79           2.25
   CLASSB
   1996         $1.00     $0.03     $(0.03)     $1.00     2.70%    $ 3,852       0.90%      2.65%          0.93%          2.62%
   1995          1.00      0.03      (0.03)      1.00     3.17       5,238       0.90       3.14           0.96           3.08
   1994          1.00      0.02      (0.02)      1.00     2.02       2,790       0.90       1.97           0.92           1.95
   1993          1.00      0.02      (0.02)      1.00     1.74       3,866       0.90       1.72           0.94           1.68
   1992(2)       1.00      0.02      (0.02)      1.00     2.17*      2,273       0.90       2.07           1.04           1.93
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996         $1.00     $0.05     $(0.05)     $1.00     4.82%    $65,173       0.55%      4.72%          0.65%         4.62%
   1995          1.00      0.05      (0.05)      1.00     5.40      64,697       0.55       5.26           0.62          5.19
   1994          1.00      0.04      (0.04)      1.00     3.60      46,301       0.55       3.42           0.63          3.34
   1993(3)       1.00      0.02      (0.02)      1.00     2.66*     89,278       0.55       2.62           0.68          2.49
------------------------------------------------------------------------------------------------------------------------------------


*ANNUALIZED
(1) THE U.S. TREASURY SECURITIES MONEY MARKET AND THE PRIME OBLIGATION MONEY MARKET FUNDS COMMENCED OPERATIONS ON APRIL 1, 1992.
    RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) THE TAX-EXEMPT MONEY MARKET FUND COMMENCED OPERATIONS ON APRIL 6, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) THE U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND COMMENCED OPERATIONS ON MAY 3, 1993. RATIOS FOR THIS PERIOD HAVE
    BEEN ANNUALIZED.

                         The accompanying notes are an integral part of the financial statements.


                                                                  [LOGO OMITTED]
                                                               DECEMBER 31, 1996




            NET ASSET             REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF   RATIO OF
              VALUE      NET       UNREALIZED     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES    INCOME
            BEGINNING INVESTMENT GAINS OR LOSSES INVESTMENT     CAPITAL     VALUE END    TOTAL      END OF     TO AVERAGE TO AVERAGE
            OF PERIOD   INCOME    ON SECURITIES    INCOME        GAINS      OF PERIOD   RETURN(+) PERIOD (000) NET ASSETS NET ASSETS
RATE
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.02     $0.48       $(0.01)       $(0.48)          --        $10.01      4.86%     $31,630        0.80%     4.85%
   1995        9.97      0.55         0.05         (0.55)          --         10.02      6.19       30,642        0.80      5.52
   1994       10.01      0.35        (0.04)        (0.35)          --          9.97      3.21       29,187        0.80      3.51
   1993       10.01      0.29           --         (0.29)          --         10.01      2.96       31,337        0.80      2.94
   1992(1)    10.00      0.27         0.03         (0.27)      $(0.02)        10.01      3.47*      30,998        0.80      3.50
   CLASSB
   1996      $10.05     $0.45       $(0.02)       $(0.46)          --        $10.02      4.39%      $1,076        1.05%     4.60%
   1995        9.98      0.53         0.07         (0.53)          --         10.05      6.13        2,043        1.05      5.27
   1994       10.03      0.33        (0.05)        (0.33)          --          9.98      2.85          769        1.05      3.50
   1993       10.01      0.28         0.01         (0.27)          --         10.03      2.90          205        1.05      2.09
   1992(1)    10.00      0.25         0.03         (0.25)      $(0.02)        10.01      3.23*         193        1.05      3.14
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.49     $0.57       $(0.28)      $(0.57)           --        $10.21      2.94%    $100,129        0.80%     5.60%
   1995        9.44      0.59         1.05        (0.59)           --         10.49     17.76      113,509        0.80      5.83
   1994       10.68      0.59        (1.18)       (0.59)       $(0.06)         9.44     (5.66)      96,558        0.80      5.91
   1993       10.38      0.61         0.52        (0.61)        (0.22)        10.68     11.05      113,892        0.80      5.59
   1992(1)    10.00      0.49         0.44        (0.49)        (0.06)        10.38     11.60*      89,701        0.80      6.24
   CLASSB
   1996      $10.48     $0.55       $(0.28)      $(0.55)           --        $10.20      2.68%      $4,830        1.05%     5.35%
   1995        9.44      0.56         1.04        (0.56)           --         10.48     17.36        5,844        1.05      5.58
1994          10.68      0.56        (1.18)       (0.56)       $(0.06)         9.44     (5.90)       5,525        1.05      5.65
   1993       10.38      0.58         0.52        (0.58)        (0.22)        10.68     10.76        6,519        1.05      5.24
   1992(1)    10.00      0.47         0.44        (0.47)        (0.06)        10.38     11.39*       1,214        1.05      5.93
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.79     $0.44       $(0.08)      $(0.44)           --        $10.71      3.42%     $20,689        0.67%     4.13%
   1995        9.93      0.47         0.86        (0.47)           --         10.79     13.57       28,080        0.41      4.43
1994          10.85      0.48        (0.92)       (0.48)           --          9.93     (4.12)      19,977        0.27      4.65
   1993       10.29      0.50         0.56        (0.50)           --         10.85     10.48       27,064        0.20      4.57
   1992(2)    10.00      0.30         0.29        (0.30)           --         10.29      9.01*       9,395        0.46      4.56
   CLASSB
   1996      $10.79     $0.41       $(0.09)      $(0.41)           --        $10.70      3.08%     $20,247        0.92%     3.88%
   1995        9.93      0.44         0.86        (0.44)           --         10.79     13.30       25,954        0.66      4.18
   1994       10.85      0.45        (0.92)       (0.45)           --          9.93     (4.35)      21,195        0.52      4.40
   1993       10.29      0.46         0.56        (0.46)           --         10.85     10.09       22,061        0.45      4.34
   1992(2)    10.00      0.29         0.29        (0.29)           --         10.29      8.29*       5,424        0.62      4.44
------------------------------------------------------------------------------------------------------------------------------------


             RATIO OF     RATIO OF
             EXPENSES    NET  INCOME
            TO AVERAGE   TO AVERAGE
            NET ASSETS   NET ASSETS  PORTFOLIO
            (EXCLUDING   (EXCLUDING   TURNOVER
              WAIVERS)     WAIVERS)     RATE
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       0.96%        4.69%      33.83%
   1995       0.97         5.35       64.85
   1994       0.94         3.37       68.39
   1993       0.95         2.79       81.92
   1992(1)    1.01         3.29       68.15
   CLASSB
   1996       1.21%        4.44%      33.83%
   1995       1.22         5.10       64.85
   1994       1.20         3.35       68.39
   1993       1.13         2.01       81.92
   1992(1)    1.26         2.93       68.15
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       0.92%        5.48%      40.56%
   1995       0.91         5.72       35.49
   1994       0.90         5.81       15.24
   1993       0.91         5.48       49.49
   1992(1)    0.94         6.10       23.86
   CLASSB
   1996       1.17%        5.23%      40.56%
   1995       1.16         5.47       35.49
   1994       1.15         5.55       15.24
   1993       1.13         5.16       49.49
   1992(1)    1.20         5.78       23.86
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       0.93%        3.87%      13.93%
   1995       0.93         3.91        2.83
1994          0.93         3.99       16.81
   1993       1.00         3.77       23.83
   1992(2)    1.22         3.80        2.23
   CLASSB
   1996       1.18%        3.62%      13.93%
   1995       1.18         3.66        2.83
   1994       1.18         3.74       16.81
   1993       1.23         3.54       23.83
   1992(2)    1.39         3.67        2.23
------------------------------------------------------------------------------------------------------------------------------------

*  ANNUALIZED
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS B SHARES.
(1) THE SHORT-TERM INVESTMENT FUND AND THE FIXED INCOME FUND COMMENCED
    OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) THE NEW JERSEY MUNICIPAL SECURITIES FUND COMMENCED OPERATIONS ON MAY 4, 1992. RATIOS FOR THIS PERIOD
    HAVE BEEN ANNUALIZED.

                                      The accompanying notes are an integral part of the financial statements.

                                                            47

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



            NET ASSET             REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS                                   RATIO OF    RATIO OF
              VALUE      NET       UNREALIZED     FROM NET        FROM      NET ASSET           NET ASSETS    EXPENSES     INCOME
            BEGINNING INVESTMENT GAINS OR LOSSES INVESTMENT      CAPITAL    VALUE END  TOTAL      END OF     TO AVERAGE  TO AVERAGE
            OF PERIOD  INCOME     ON SECURITIES    INCOME         GAINS     OF PERIOD RETURN(+) PERIOD (000) NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.37     $0.53       $(0.21)       $(0.53)           --       $10.16     3.26%     $24,679       0.80%        5.26%
   1995        9.51      0.54         0.86         (0.54)           --        10.37    15.00       28,877       0.80         5.33
   1994       10.53      0.51        (1.01)        (0.51)       $(0.01)        9.51    (4.85)      26,277       0.80         5.13
   1993       10.23      0.52         0.32         (0.52)        (0.02)       10.53     8.32       34,075       0.80         4.87
   1992(1)    10.00      0.41         0.24         (0.41)        (0.01)       10.23     7.95*      16,327       0.80         5.30
   CLASSB
   1996      $10.37     $0.52       $(0.22)       $(0.51)           --       $10.16     3.01%      $2,578       1.05%        5.01%
   1995        9.51      0.51         0.86         (0.51)           --        10.37    14.71        3,665       1.05         5.08
   1994       10.53      0.49        (1.01)        (0.49)       $(0.01)        9.51    (5.09)       2,372       1.05         4.83
   1993       10.24      0.49         0.31         (0.49)        (0.02)       10.53     7.94        4,903       1.05         4.59
   1992(1)    10.00      0.39         0.25         (0.39)        (0.01)       10.24     7.86*       2,190       1.05         5.00
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.23     $0.44       $(0.06)       $(0.44)           --       $10.17     3.89%      $3,665       0.69%        4.42%
   1995        9.55      0.40         0.68         (0.40)           --        10.23    11.53        3,345       0.80         4.05
   1994       10.17      0.36        (0.62)        (0.36)           --         9.55    (2.58)       2,734       0.80         3.67
   1993(2)    10.00      0.23         0.17         (0.23)           --        10.17     6.01        2,922       0.80         3.35
   CLASSB
   1996      $10.22     $0.42       $(0.05)       $(0.42)           --       $10.17     3.74%        $344       0.94%        4.19%
   1995        9.55      0.38         0.67         (0.38)           --        10.22    11.15          269       1.05         3.80
   1994       10.17      0.33        (0.62)        (0.33)           --         9.55    (2.83)         336       1.05         3.42
   1993(3)     9.98      0.20         0.19         (0.20)           --        10.17     6.28*         289       1.05         3.24
------------------------------------------------------------------------------------------------------------------------------------
GNMA FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       $9.94     $0.60       $(0.31)       $(0.60)           --        $9.63     3.09%      $6,570       0.80%        6.23%
   1995        8.85      0.60         1.09         (0.60)           --         9.94    19.52        8,750       0.80         6.29
   1994        9.85      0.54        (1.00)        (0.53)       $(0.01)        8.85    (4.71)       6,983       0.80         5.72
   1993(2)    10.00      0.34        (0.15)        (0.34)           --         9.85     2.80*      10,900       0.80         4.48
   CLASSB
   1996       $9.93     $0.57       $(0.32)       $(0.57)           --        $9.61     2.73%      $1,426       1.05%        5.98%
   1995        8.84      0.58         1.08         (0.57)           --         9.93    19.24        1,761       1.05         6.05
   1994        9.85      0.50        (1.00)        (0.50)       $(0.01)        8.84    (5.05)       1,853       1.05         5.47
   1993(4)    10.01      0.31        (0.16)        (0.31)           --         9.85     2.31*       2,633       1.05         4.70
------------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $12.81     $0.22        $2.54        $(0.22)       $(2.00)      $13.35    21.69%    $116,715       0.80%        1.67%
   1995       10.19      0.25         3.46         (0.25)        (0.84)       12.81    36.71       82,677       0.80         2.08
   1994       11.10      0.21        (0.83)        (0.21)        (0.08)       10.19    (5.61)      61,407       0.80         1.92
   1993       10.64      0.18         0.46         (0.18)           --        11.10     6.12       67,383       0.80         1.74
   1992(1)    10.00      0.14         0.64         (0.14)           --        10.64    10.51*      62,116       0.80         1.82
   CLASSB
   1996      $12.83     $0.19        $2.51        $(0.18)       $(2.00)      $13.35    21.15%     $10,000       1.05%        1.42%
   1995       10.21      0.21         3.47         (0.22)        (0.84)       12.83    36.35        7,644       1.05         1.83
   1994       11.12      0.18        (0.83)        (0.18)        (0.08)       10.21    (5.83)       3,031       1.05         1.67
   1993       10.66      0.16         0.46         (0.16)           --        11.12     5.85        2,741       1.05         1.51
   1992(1)    10.00      0.09         0.67         (0.10)           --        10.66    10.35*       1,562       1.05         1.64
------------------------------------------------------------------------------------------------------------------------------------

            RATIO OF    RATIO OF
            EXPENSES   NET INCOME
           TO AVERAGE  TO AVERAGE
           NET ASSETS  NET ASSETS  PORTFOLIO   AVERAGE
          (EXCLUDING   (EXCLUDING  TURNOVER   COMMISSION
            WAIVERS)    WAIVERS)     RATE       RATE++
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       0.87%      5.19%       40.60%      n/a
   1995       1.05       5.08        68.29       n/a
   1994       0.95       4.98        40.27       n/a
   1993       1.00       4.67        31.69       n/a
   1992(1)    1.11       4.99        12.38       n/a
   CLASSB
   1996       1.12%      4.94%       40.60%      n/a
   1995       1.30       4.83        68.29       n/a
   1994       1.20       4.68        40.27       n/a
   1993       1.23       4.41        31.69       n/a
   1992(1)    1.36       4.69        12.38       n/a
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996        1.49%      3.62%       25.88%      n/a
   1995        1.27       3.58        36.92       n/a
   1994        1.61       2.86        38.20       n/a
   1993(2)     1.48       2.67        16.51       n/a
   CLASSB
   1996        1.74%      3.39%       25.88%      n/a
   1995        1.55       3.30        36.92       n/a
   1994        1.92       2.55        38.20       n/a
   1993(3)     1.48       2.81        16.51       n/a
------------------------------------------------------------------------------------------------------------------------------------
GNMA FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996        1.16%      5.87%        5.77%      n/a
   1995        1.13       5.96         9.69       n/a
   1994        0.97       5.55       102.77       n/a
   1993(2)     1.08       4.20       252.73       n/a
   CLASSB
   1996        1.41%      5.62%        5.77%      n/a
   1995        1.37       5.73         9.69       n/a
   1994        1.22       5.30       102.77       n/a
   1993(4)     1.29       4.46       252.73       n/a
------------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996        1.08%      1.39%       85.30%    $.0950
   1995        1.07       1.81        61.88       n/a
   1994        1.06       1.66        44.98       n/a
   1993        1.07       1.47        89.91       n/a
   1992(1)     1.10       1.52        45.68       n/a
   CLASSB
   1996        1.33%      1.14%       85.30%    $.0950
   1995        1.32       1.56        61.88       n/a
   1994        1.31       1.41        44.98       n/a
   1993        1.30       1.26        89.91       n/a
   1992(1)     1.36       1.33        45.68       n/a
------------------------------------------------------------------------------------------------------------------------------------

*  ANNUALIZED
(+)  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS B SHARES.
(++) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
     DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1) THE INTERMEDIATE-TERM GOVERNMENT SECURITIES AND THE EQUITY VALUE FUND COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) THE PENNSYLVANIA MUNICIPAL--CLASS A FUND AND THE GNMA--CLASS A FUND COMMENCED OPERATIONS ON MAY 3, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3)  THE PENNSYLVANIA MUNICIPAL--CLASS B FUND COMMENCED OPERATIONS ON
     MAY 13, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(4)  THE GNMA--CLASS B FUND COMMENCED OPERATIONS ON MAY 5, 1993.
     RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

    The accompanying notes are an integral part of the financial statements.

                                                                 [LOGO OMITTED]
                                                              DECEMBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF   RATIO OF
                                                                                                              EXPENSES   NET INCOME
            NET ASSET             REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS                                   RATIO OF    RATIO OF
              VALUE      NET       UNREALIZED     FROM NET        FROM      NET ASSET           NET ASSETS    EXPENSES     INCOME
            BEGINNING INVESTMENT GAINS OR LOSSES INVESTMENT      CAPITAL    VALUE END  TOTAL      END OF     TO AVERAGE  TO AVERAGE
            OF PERIOD  INCOME     ON SECURITIES    INCOME         GAINS     OF PERIOD RETURN(+) PERIOD (000) NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $13.07    $0.33         $2.35        $(0.34)        $(2.09)     $13.32    21.01%     $58,035       0.80%       2.55%
   1995       10.26     0.31          3.29         (0.31)         (0.48)      13.07    35.55       44,202       0.80        2.61
   1994       11.17     0.32         (0.81)        (0.32)         (0.10)      10.26    (4.42)      34,514       0.80        2.96
   1993       10.72     0.29          0.80         (0.29)         (0.35)      11.17    10.27       38,237       0.80        2.65
   1992(1)    10.00     0.22          0.72         (0.22)            --       10.72    12.72*      32,538       0.80        2.88
   CLASSB
   1996      $13.08    $0.31         $2.34        $(0.29)        $(2.09)     $13.35    20.70%     $12,444       1.05%       2.30%
   1995       10.27     0.28          3.29         (0.28)         (0.48)      13.08    35.21        9,612       1.05        2.36
   1994       11.17     0.29         (0.80)        (0.29)         (0.10)      10.27    (4.56)       5,657       1.05        2.71
   1993       10.73     0.28          0.78         (0.27)         (0.35)      11.17     9.94        4,421       1.05        2.42
   1992(1)    10.00     0.15          0.77         (0.19)            --       10.73    12.43*         585       1.05        2.54
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $12.55    $0.09         $1.59        $(0.09)        $(0.81)     $13.33    13.56%     $45,556       0.80%      0.66%
   1995       10.83     0.15          1.95         (0.15)         (0.23)      12.55    19.49       42,375       0.80       1.28
   1994       12.32     0.12         (1.27)        (0.12)         (0.22)      10.83    (9.34)      33,448       0.80       1.06
   1993       10.99     0.11          1.33         (0.11)            --       12.32    13.22       35,648       0.80       1.03
   1992(1)    10.00     0.07          0.99         (0.07)            --       10.99    14.30*      29,507       0.80       0.98
   CLASSB
   1996      $12.53    $0.05         $1.59        $(0.05)        $(0.81)     $13.31    13.32%      $5,846       1.05%      0.41%
   1995       10.82     0.12          1.94         (0.12)         (0.23)      12.53    19.13        5,653       1.05       1.03
   1994       12.31     0.10         (1.27)        (0.10)         (0.22)      10.82    (9.54)       4,567       1.05       0.85
   1993       10.99     0.09          1.32         (0.09)            --       12.31    12.88        2,720       1.05       0.83
   1992(2)    10.00     0.05          1.00         (0.06)            --       10.99    14.08*         637       1.05       0.88
------------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $12.05    $0.48         $1.16        $(0.47)        $(1.83)     $11.39    13.77%     $19,243       0.80%      3.68%
   1995        9.91     0.44          2.27         (0.44)         (0.13)      12.05    27.76       32,145       0.80       3.89
   1994       10.78     0.37         (0.86)        (0.38)            --        9.91    (4.61)      26,921       0.80       3.64
   1993       10.35     0.38          0.43         (0.38)            --       10.78     7.89       25,712       0.80       3.75
   1992(1)    10.00     0.29          0.34         (0.28)            --       10.35     8.53*      16,899       0.80       3.88
   CLASSB
   1996      $12.07    $0.43         $1.17        $(0.44)        $(1.83)     $11.40    13.39%      $9,095       1.05%      3.43%
   1995        9.92     0.42          2.28         (0.42)         (0.13)      12.07    27.53        8,452       1.05       3.64
   1994       10.79     0.35         (0.87)        (0.35)            --        9.92    (4.87)       6,737       1.05       3.39
   1993       10.36     0.37          0.42         (0.36)            --       10.79     7.62        8,122       1.05       3.47
   1992(1)    10.00     0.20          0.40         (0.24)            --       10.36     8.15*       2,990       1.05       3.59
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996      $10.74    $0.08         $1.11        $(0.08)        $(0.62)     $11.23    11.17%     $14,822       1.50%      0.85%
   1995(2)    10.00     0.03          0.75         (0.02)         (0.02)      10.74     7.81        9,990       1.50*      0.79*
   CLASSB
   1996      $10.73    $0.09         $1.06        $(0.04)        $(0.62)     $11.22    10.88%        $788       1.75%      0.70%
   1995(3)    10.00     0.01          0.75         (0.01)         (0.02)      10.73     7.64          621       1.75*      0.45*
------------------------------------------------------------------------------------------------------------------------------------

            RATIO OF    RATIO OF
            EXPENSES   NET INCOME
           TO AVERAGE  TO AVERAGE
           NET ASSETS  NET ASSETS  PORTFOLIO   AVERAGE
          (EXCLUDING   (EXCLUDING  TURNOVER   COMMISSION
            WAIVERS)    WAIVERS)     RATE       RATE++
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       1.09%       2.26%     85.47%     $.1095
   1995       1.10        2.31      42.97        n/a
   1994       1.08        2.68      37.76        n/a
   1993       1.10        2.35      89.89        n/a
   1992(1)    1.14        2.54      58.41        n/a
   CLASSB
   1996       1.34%       2.01%     85.47%     $.1095
   1995       1.35        2.06      42.97        n/a
   1994       1.33        2.43      37.76        n/a
   1993       1.35        2.12      89.89        n/a
   1992(1)    1.40        2.19      58.41        n/a
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       1.10%    0.36%  41.41%  $.1010
   1995       1.10     0.98   32.96     n/a
   1994       1.08     0.78   13.82     n/a
   1993       1.10     0.73   24.49     n/a
   1992(1)    1.15     0.63    9.29     n/a
   CLASSB
   1996       1.35%    0.11%  41.41%  $.1010
   1995       1.35     0.73   32.96     n/a
   1994       1.33     0.57   13.82     n/a
   1993       1.35     0.53   24.49     n/a
   1992(2)    1.40     0.53    9.29     n/a
------------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       1.11%    3.37%  43.80%  $.1165
   1995       1.11     3.58   41.63     n/a
   1994       1.09     3.35   27.15     n/a
   1993       1.14     3.41   63.03     n/a
   1992(1)    1.20     3.48   82.76     n/a
   CLASSB
   1996       1.36%    3.12%  43.80%  $.1165
   1995       1.36     3.33   41.63     n/a
   1994       1.34     3.10   27.15     n/a
   1993       1.38     3.14   63.03     n/a
   1992(1)    1.45     3.19   82.76     n/a
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
   CLASSA
   1996       1.73%    0.62%  67.03%  $.0051
   1995(2)    2.11*    0.18*  14.32     n/a
   CLASSB
   1996       1.98%    0.47%  67.03%  $.0051
   1995(3)    2.38*   (0.18)* 14.32     n/a
------------------------------------------------------------------------------------------------------------------------------------

*  ANNUALIZED
(+)  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS B SHARES.
(++) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE
     IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1)  THE EQUITY INCOME FUND, THE MID CAP VALUE AND THE BALANCED GROWTH FUNDS COMMENCED OPERATIONS ON APRIL 1, 1992.
     RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2)  THE INTERNATIONAL GROWTH FUND--CLASS A COMMENCED OPERATIONS ON MAY 1, 1995. RATIOS FOR THIS PERIOD
     HAVE BEEN ANNUALIZED.
(3)  THE INTERNATIONAL GROWTH FUND--CLASS B COMMENCED OPERATIONS ON MAY 4, 1995. RATIOS FOR THIS PERIOD
     HAVE BEEN ANNUALIZED.

                         The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with fifteen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, (the "Money Market Funds") the Short-Term Investment Fund, the Fixed Income Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsylvania Municipal Securities Fund, the GNMA Fund, (the "Fixed Income Funds") the Equity Value Fund (formerly known as the Equity Growth Fund), the Equity Income Fund, the Mid Cap Value Fund (formerly known as the Equity Aggressive Growth Fund), the International Growth Fund (the "Equity Funds") and the Balanced Growth Fund. Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund and the International Growth Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of the Bank Investment Division of Summit Bank. The minimum investment for this Fund is $100,000. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--The value of investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Growth Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International
Growth Fund accrues such taxes when the related income is earned.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Growth Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Growth Fund does not isolate that portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.

                                                                 [LOGO OMITTED]
                                                               DECEMBER 31, 1996

     The International Growth Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Adviser ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Growth Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. The Equity Funds and the Balanced Growth Fund declare and pay distributions from net investment income quarterly, except for the International Growth Fund which declares and pays distributions periodically. Any net realized capital gains will be distributed at least annually for all Funds.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net assets each day.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.
     RECLASSIFICATION ON COMPONENTS OF NET ASSETS--In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $131,249, $12,977, $12,123, $4,456, and $219,989 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Fixed Income, Intermediate-Term Government securities, and Equity Income Funds, respectively, as of December 31, 1996 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.
     In addition, the International Growth Fund reclassified $50,506 from accumulated net realized gain to undistributed net investment income and $8,866 from accumulated net realized loss on foreign currency to undistributed net investment income. These permanent differences are attributable to gains on sales of a passive foreign investment company and realized foreign exchange gains and losses.
                                       51

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES
The Trust incurred organization costs of approximately $202,000. Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Fund are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamoritzed organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $47,000 for organizational work performed by a law firm of which two officers of the Trust are partners.
     Certain officers and /or Trustees of the Trust are also officers and/or directors of SEI Fund Resources (the "Administrator"). The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and the Administrator are parties to an administration agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services for an annual fee that is calculated daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund with the exception of the U.S. Treasury Securities Plus Money Market Fund with an annual fee which is calculated daily and paid monthly at an annual rate of 0.35% of average daily net assets. The Administrator has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of certain Funds.
     SEI Financial Services Company (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class B shares pursuant to Rule 12b-1. The Plan provides for payment to the Distributor at an annual rate of 0.25% of the Fund's Class B average daily net assets. The Distributor receives no fees for its distribution services under this Plan for Class A shares of any fund with the exception of the U.S. Treasury Securities Plus Money Market Fund which pays a distribution fee of 0.03% of average daily net assets.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

The Trust and Summit Bank Investment Management Division, a Division of Summit Bank, (the "adviser") are parties to an advisory agreement. Under the terms of the agreement, the Adviser will receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation and Tax-Exempt Money Market Funds, 0.15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, 0.60% of the average daily net assets of the Fixed Income Funds and 0.75% of the average daily net assets of the Equity Funds and the Balanced Growth Fund. The Trust and the Adviser are also parties to a second advisory agreement relating only to the International Growth Fund. Under the terms of the agreement, the Adviser will receive a fee, that is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. the Adviser has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of the Funds.
     Wellington Management Company LLP serves as the investment sub-advisor to the International Growth Fund.
     Summit Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, that is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of each domestic Fund and an annual rate of 0.17% of the average daily net assets of the International Growth Fund.

                                                                [LOGO OMITTED]
                                                               DECEMBER 31, 1996
6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, during the period ended December 31, 1996 were as follows:

                                         NEW
               SHORT-TERM    FIXED      JERSEY     INT.-TERM    PA
                  INV.       INCOME      MUNI.       GOV'T.     MUNI.    GNMA
               ----------   --------   --------   ----------  --------  --------
                 (000)        (000)      (000)       (000)      (000)     (000)
Purchases
  U.S. Gov't       --        39,945        --       11,931         --      500
  Other           303         3,398     6,443           --      1,466       --
Sales
  U.S. Gov't       --        44,247        --       17,241         --    2,130
  Other         3,340         9,565    15,986           --        994      --

                                          MID
                  EQUITY      EQUITY      CAP       BALANCED     INTERNATIONAL
                   VALUE      INCOME     VALUE       GROWTH         GROWTH
                 --------    --------   --------    ----------   --------------
                  (000)       (000)      (000)         (000)         (000)
Purchases
  U.S. Gov't          --         200         --         5,668            --
  Other           98,614      48,394     20,343         8,830        10,989
Sales
  U.S. Gov't          --          77         --        12,159            --
  Other           83,970      48,475     24,054        17,393         8,336

At December 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1996, for each Fund is as follows:

                                        NEW
                 SHORT-TERM   FIXED    JERSEY   INT.-TERM     PA
                    INV.     INCOME     MUNI.     GOV'T.     MUNI.      GNMA
                  --------  --------  --------  ---------  --------   --------
                   (000)      (000)     (000)     (000)     (000)       (000)
Aggregate gross
  unrealized gain    23        607       728       142        84          87
Aggregate gross
  unrealized loss    (5)    (1,108)     (136)     (237)      (12)       (238)
                  --------  --------  --------  ---------  --------   --------
Net unrealized
  gain (loss)        18       (501)      592       (95)       72        (151)
                  ========  ========  ========  =========  ========   ========

                                           MID
                   EQUITY     EQUITY       CAP       BALANCED     INTERNATIONAL
                    VALUE     INCOME      VALUE       GROWTH         GROWTH
                  --------   --------    --------    ----------   --------------
                    (000)      (000)       (000)        (000)          (000)
Aggregate gross
  unrealized gain  20,092     10,147       11,374       4,180          1,599
Aggregate gross
  unrealized loss    (583)      (377)      (2,448)        (94)          (819)
                  --------   --------    --------    ----------   --------------
Net unrealized
  gain (loss)      19,509      9,770        8,926       4,086            780
                  ========   ========    ========    ==========   ==============

7. CONCENTRATION OF CREDIT RISK
The money market funds invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within one of the two highest ratings category assigned by a nationally recognized statistical rating agency ("NRSRO") or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Growth Fund invests in a combination of equity, fixed income and money market securities.
     The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not invest in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve requirements and other regulations as those of U.S. banks.
     The New Jersey Municipal and the Pennsylvania Municipal Securities Funds invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by a NRSRO, or, if not rated, determined by the Adviser to be of comparable quality. Although the Funds maintain a diversified portfolio, the issuers' ability to meet their obligations may be affected by
                                       53
economic developments in a specific state or region. The following tables present a summary of holdings in each of these portfolios:
                                                      TAX-
                          U.S.                        EXEMPT          U.S.
                        TREASURY       PRIME          MONEY         TREASURY
                       SECURITIES    OBLIGATION       MARKET     SECURITIES PLUS
                       ----------    ----------     ----------   --------------
U.S. Gov't. Securities    96.5%         52.3%            --           59.4%
Repurchase Agreements       --           8.9             --           40.6
Municipal Securities        --            --           94.1%            --
Commercial Paper            --          34.0             --             --
Other Short Term
  Securities               3.5           4.8            5.9             --

                       SHORT-TERM       FIXED       NEW JERSEY    INT.-TERM
                          INV.         INCOME          MUNI.         GOVT.
                       ----------    ----------     ----------   --------------
U.S. Gov't. Securities    37.3%         77.8%             --         97.6%
Repurchase Agreements       --            --              --           --
AAA                        3.9            .9            56.3%          --
AA                        13.6          11.9            33.4           --
A                         35.8           7.7             3.8           --
BBB                        5.0            .9              .6           --
BB                          --            --              --           --
NR                          .9            --             5.9           --
All Other                  3.5            .8              --          2.4

                                      BALANCED         PA
                                       GROWTH          MUNI.         GNMA
                                     ----------     ----------   --------------
U.S. Gov't. Securities                  37.8%            --          99.6%
Repurchase Agreements                     --             --            --
AAA                                       --           76.3%           --
AA                                       1.8           15.6            --
A                                        4.0            4.0            --
BBB                                       --             --            --
BB                                        --             --            --
NR                                        --            2.5            --
Common Stock                            53.6             --            --
All Other                                2.8            1.6            .4


8. CAPITAL LOSS CARRYFORWARDS
The Capital loss carryforwards at December 31, 1996, for Federal Income Tax purposes are as follows:

                                                    EXPIRATION
                                      AMOUNT           DATE
                                      -------        --------
Prime Obligation
   Money Market Fund                  $31,590         2004

Tax-Exempt Money
   Market Fund                          7,558       2000-2004

U.S. Treasury
   Securities Plus                     19,648       2001-2002

Short-Term
   Investment                          62,290       2002-2004

Fixed Income                          235,953         2003

New Jersey Municipal
   Securities                         374,029       2001-2004

Intermediate-Term
   Government Securities            1,314,347       2002-2004

Pennsylvania Municipal
   Securities                          12,173       2002-2004

GNMA                                  793,118       2002-2003


9. SUBSEQUENT EVENT
On February 1, 1997, fourteen common trust funds merged into the Trust in a tax-free conversion (with the exception of the Summit Bank Employee Benefit Bond Fund which did not qualify for tax-free treatment). As a result, assets of six existing Funds increased and one new Fund, Growth Fund, was created. Total assets of the Trust increased by approximately $673 million.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of The Pillar Funds (the "Trust") as of December 31, 1996, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of The Pillar Funds as of December 31, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
February 14, 1997
                                       55

NOTICE TO SHAREHOLDERS OF THE
PILLAR FUND (UNAUDITED)

Dear Pillar Shareholders:

For the fiscal year ended December 31, 1996, each Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                           (A)
                                        LONG-TERM           (B)
                                         CAPITAL         ORDINARY             (C)                            (E)
                                          GAINS           INCOME             TOTAL              (D)         TAX-
                                      DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS      QUALIFYING     EXEMPT
PORTFOLIO                              (TAX BASIS)      (TAX BASIS)       (TAX BASIS)      DIVIDENDS (1)  INTEREST
--------                             --------------    -------------     -------------     -------------  --------
U.S. Treasury Securities
     MM Fund                               0%              100%               100%              0%          0%
Prime Obligations MM Fund                  0               100                100               0           0
Tax-Exempt MM Fund                         0               100                100               0          98
U.S. Treasury Securities
     Plus MM Fund                          0               100                100               0           0
Short-Term Investment Fund                 0               100                100               0           0
Fixed Income Fund                          0               100                100               0           0
New Jersey Municipal
     Securities Fund                       0               100                100               0          99
Intermediate-Term Government
     Securities Fund                       0               100                100               0           0
Pennsylvania Municipal
     Securities Fund                       0               100                100               0         100
GNMA Fund                                  0               100                100               0           0
Equity Value Fund                         81                19                100             100           0
Equity Income Fund                        76                24                100              99           0
Mid Cap Value Fund                        83                17                100             100           0
Balanced Growth Fund                      73                27                100              28           0
International Growth Fund                 15                85                100               0           0

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of the fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the fund.

Please consult your tax adviser for proper treatment of this information.


*The U.S. Treasury Securities Money Market Fund satisfies CA, CT and NY's statutory requirements to pass-through income from federal obligations. Accordingly, the prorata portion of income from federal obligations may be exempt for these respective state's income tax purposes. Income from federal obligations in 96.37% of the total "Ordinary Income Distribution" in column B above. No other fund within this complex qualifies in CA, CT, or NY to pass through exempt interest dividends from U.S. obligations.

                                THE PILLAR FUNDS
                                 ANNUAL REPORT

                               December 31, 1996


                               INVESTMENT ADVISER
                   Summit Bank Investment Management Division
                           a division of Summit Bank

                                 ADMINISTRATOR
                      SEI Financial Management Corporation
                                 Oaks, PA 19456

                                  DISTRIBUTOR
                         SEI Financial Services Company


 THE PILLAR FUNDS IS A REGISTERED SERVICE MARK OF SUMMIT BANK. SUMMIT BANK IS A
     SERVICE MARK OF SUMMIT BANCORP. THE PILLAR FUNDS ARE DISTRIBUTED BY SEI FINANCIAL SERVICES COMPANY. SEI FINANCIAL SERVICES COMPANY IS NOT AFFILIATED
             WITH SUMMIT BANK, SUMMIT BANCORP, OR THEIR AFFILIATES.
        SUMMIT BANK INVESTMENT MANAGEMENT DIVISION SERVES AS INVESTMENT
                   ADVISER AND CUSTODIAN TO THE PILLAR FUNDS.

    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                   FOR MORE INFORMATION CALL, 1-800-932-7782.
               READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.



PIL-F-015-06